                                                       Registration No. 33-83604
                                                                        811-8746



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                         Post-Effective Amendment No. 11

                      ALLMERICA SELECT SEPARATE ACCOUNT II
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester, MA 01653
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

             ___ immediately upon filing pursuant to paragraph (b)
             _X_ on May 1, 2002 pursuant to paragraph (b)
             ___ 60 days after filing pursuant to paragraph (a)(1)
             ___ on (date) pursuant to paragraph (a)(1) of rule (485)
             ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2001 was filed on or before February 15, 2002.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2   CAPTION IN PROSPECTUS

1             Cover Page
2             Cover Page
3             Not Applicable
4             Distribution
5             Allmerica Financial; The Variable Account
6             The Variable Account
7             Not Applicable
8             Not Applicable
9             Legal Proceedings
10            Summary; Description of the Company, The Variable Account and the
              Underlying Funds; The Policy; Policy Termination and
              Reinstatement; Other Policy Provisions
11            Summary; The Underlying Funds; Investment Objectives and Policies
12            Summary; The Underlying Funds
13            Summary; The Underlying Funds; Investment Advisory Services to
              the Underlying Funds; Charges and Deductions
14            Summary; Applying for a Policy
15            Summary; Applying for a Policy;  Payments; Allocation of Net
              Payments
16            The Variable Account; The Underlying Funds; Payments; Allocation
              of Net Payments
17            Summary; Surrender; Partial Withdrawal; Charges and Deductions;
              Policy Termination and Reinstatement
18            The Variable Account; The Underlying Funds; Payments
19            Reports; Voting Rights
20            Not Applicable
21            Summary; Policy Loans; Other Policy Provisions
22            Other Policy Provisions
23            Not Required
24            Other Policy Provisions
25            Allmerica Financial
26            Not Applicable
27            Allmerica Financial
28            Directors and Principal Officers of the Company
29            Allmerica Financial
30            Not Applicable
31            Not Applicable
32            Not Applicable
33            Not Applicable
34            Not Applicable

ITEM NO. OF
FORM N-8B-2  CAPTION IN PROSPECTUS

35           Distribution
36           Not Applicable
37           Not Applicable
38           Summary; Distribution
39           Summary; Distribution
40           Not Applicable
41           Allmerica Financial, Distribution
42           Not Applicable
43           Not Applicable
44           Payments; Policy Value
45           Not Applicable
46           Policy Value;  Federal Tax Considerations
47           Allmerica  Financial
48           Not Applicable
49           Not Applicable
50           The Variable Account
51           Cover Page; Summary; Charges and  Deductions; The Policy; Policy
             Termination and Reinstatement;  Other Policy Provisions
52           Addition, Deletion or Substitution of Investments
53           Federal Tax Considerations
54           Not Applicable
55           Not Applicable
56           Not Applicable
57           Not Applicable
58           Not Applicable
59           Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about Allmerica Select Life, an individual flexible payment variable life insurance policy issued by Allmerica Financial Life Insurance and Annuity Company. The Policies are funded through the Allmerica Select Separate Account II, a separate investment account of the Company that is referred to as the Variable Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:


ALLMERICA INVESTMENT TRUST (SERVICE SHARES)                   FIDELITY VARIABLE INSURANCE PRODUCTS
AIT Equity Index Fund                                         FUND
AIT Money Market                                              Fidelity VIP Equity-Income Portfolio
AIT Select Aggressive Growth Fund                             Fidelity VIP Growth Portfolio
AIT Select Capital Appreciation Fund                          Fidelity VIP High Income Portfolio
AIT Select Emerging Markets Fund                              FRANKLIN TEMPLETON VARIABLE INSURANCE
AIT Select Growth and Income Fund                             PRODUCTS TRUST (CLASS 2)
AIT Select Growth Fund                                        FT VIP Franklin Small Cap Fund
AIT Select International Equity Fund                          FT VIP Mutual Shares Securities Fund
AIT Select Investment Grade Income Fund                       INVESCO VARIABLE INVESTMENT
AIT Select Strategic Growth Fund                              FUNDS, INC.
AIT Select Strategic Income Fund                              INVESCO VIF Health Sciences Fund
AIT Select Value Opportunity Fund                             JANUS ASPEN SERIES (SERVICE SHARES)
AIM VARIABLE INSURANCE FUNDS                                  Janus Aspen Growth Portfolio
AIM V.I. Aggressive Growth Fund                               T. ROWE PRICE INTERNATIONAL
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.                  SERIES, INC.
(CLASS B)                                                     T. Rowe Price International Stock
Alliance Growth and Income Portfolio                          Portfolio
Alliance Premier Growth Portfolio


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Policy owners may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's surrender value, within limits. The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge. If you think about surrendering the Policy, consider the lower deferred sales charges that apply during the first two years from the date of issue or an increase in face amount.

We offer a variety of variable life policies. They may offer features, including investment options, fees and/or charges that are different from those in the policies offered by this Prospectus. The policies may be offered through different distributors. Upon request, your financial representative can show you information regarding other life policies offered by the Company. You can also contact us directly to find out more about these life policies.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


Correspondence may be mailed to: Allmerica Select Life, P.O. Box 8179, Boston, MA 02266-8179



                               DATED MAY 1, 2002

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND CHARGES.................................       7
SUMMARY OF POLICY FEATURES..................................      11
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      18
INVESTMENT OBJECTIVES AND POLICIES..........................      20
THE POLICY..................................................      23
  Market Timers.............................................      23
  Applying for a Policy.....................................      23
  Free-Look Period..........................................      24
  Conversion Privilege......................................      25
  Payments..................................................      25
  Allocation of Net Payments................................      25
  Transfer Privilege........................................      26
  Death Benefit.............................................      27
  Guaranteed Death Benefit Rider............................      28
  Level Option and Adjustable Option........................      29
  Change to Level Option or Adjustable Option...............      30
  Change in Face Amount.....................................      31
  Policy Value..............................................      32
  Payment Options...........................................      33
  Optional Insurance Benefits...............................      34
  Surrender.................................................      34
  Partial Withdrawal........................................      34
  Paid-up Insurance Option..................................      34
CHARGES AND DEDUCTIONS......................................      36
  Payment Expense Charge....................................      36
  Monthly Insurance Protection Charges......................      36
  Charges Against or Reflected in the Assets of the Variable
    Account.................................................      38
  Surrender Charge..........................................      39
  Partial Withdrawal Costs..................................      40
  Transfer Charges..........................................      40
  Charge for Change in Face Amount..........................      41
  Other Administrative Charges..............................      41
POLICY LOANS................................................      41
  Preferred Loan Option.....................................      42
  Loan Interest Charged.....................................      42
  Repayment of Outstanding Loan.............................      42
  Effect of Policy Loans....................................      42
  Policies Issued in Connection with TSA Plans..............      43
POLICY TERMINATION AND REINSTATEMENT........................      43
  Termination...............................................      43
  Reinstatement.............................................      44
OTHER POLICY PROVISIONS.....................................      45
  Policy Owner..............................................      45
  Beneficiary...............................................      45
  Assignment................................................      45
  Limit on Right to Challenge Policy........................      45
  Suicide...................................................      45
  Misstatement of Age or Sex................................      45
  Delay of Payments.........................................      46

FEDERAL TAX CONSIDERATIONS..................................      46
  The Company and the Variable Account......................      46
  Taxation of the Policies..................................      46
  Policy Loans..............................................      47
  Diversification...........................................      47
  Policies Issued in Connection with TSA Plans..............      47
  Modified Endowment Policies...............................      48
VOTING RIGHTS...............................................      48
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      49
DISTRIBUTION................................................      50
REPORTS.....................................................      51
LEGAL PROCEEDINGS...........................................      51
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      51
FURTHER INFORMATION.........................................      52
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      52
  General Description.......................................      52
  Fixed Account Interest....................................      52
  Transfers, Surrenders, and Partial Withdrawals............      53
INDEPENDENT ACCOUNTANTS.....................................      53
FINANCIAL STATEMENTS........................................      53
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE...........     A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................     B-1
APPENDIX C -- PAYMENT OPTIONS...............................     C-1
APPENDIX D -- ILLUSTRATIONS.................................     D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     E-1
APPENDIX F -- PERFORMANCE INFORMATION.......................     F-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

AGE: how old the Insured is on the birthday closest to a Policy anniversary.

BENEFICIARY: the person or persons you name to receive the net death benefit when the Insured dies.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

DEATH BENEFIT: the amount payable when the Insured dies prior to the final payment date, before deductions for any outstanding loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's underwriting class.

FACE AMOUNT: the amount of insurance coverage applied for. The initial face amount is shown in your Policy.

FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. After this date, no payments may be made. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.

FIXED ACCOUNT: a guaranteed account of the general account that guarantees principal and a fixed interest rate.


FUNDS (UNDERLYING FUNDS): certain investment portfolios of Allmerica Investment Trust ("AIT"), AIM Variable Insurance Funds ("AIM"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), Janus Aspen Series ("Janus Aspen"), and T. Rowe Price International Series, Inc. ("T. Rowe Price").


GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE ANNUAL PREMIUM: used to compute the maximum surrender charge and illustrate accumulations in Appendix D. The guideline annual premium is the annual amount that would be payable through the final payment date for the specified Level Option death benefit. We assume that:

    - The timing and amount of payments are fixed and paid at the start of the Policy year

    - Monthly insurance protection charges are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex policies)

    - Net investment earnings are at an annual effective rate of 5.0%

    - Fees and charges apply as set forth in the Policy and any Policy Riders

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured is the PRODUCT of:

    - The policy value TIMES

    - A percentage based on the Insured's age

The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. For both the Level Option and the Adjustable Option, the percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.

INSURANCE PROTECTION AMOUNT: the death benefit less the policy value.

ISSUANCE AND ACCEPTANCE: the date we mail the Policy if the application or enrollment form is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE: the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when monthly insurance protection charges are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the net death benefit is:

    - The death benefit under either the Level Option or Adjustable Option MINUS

    - Any outstanding loan on the Insured's death and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges.

Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death under the Adjustable Option and on the date of death for the Level Option. If required by state law, we will compute the Net Death Benefit on the date of death for the Adjustable Option.

After the final payment date, the net death benefit generally is:

    - The policy value MINUS

    - Any outstanding loan.

If the Guaranteed Death Benefit Rider is in effect, after the Final Payment Date, the death benefit is the greater of:

    - the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

PAID-UP INSURANCE: life insurance coverage for the life of the Insured, with no further premiums due.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a Rider, or a change in death benefit option (Level Option or Adjustable Option).

POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.

POLICY VALUE: the total value of your Policy. It is the SUM of the:

    - Value of the units of the sub-accounts credited to your Policy PLUS

    - Accumulation in the fixed account credited to the Policy

PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the Policy Value in the Fixed Account and the Policy value in each sub-account bear to the total Policy Value.

SUB-ACCOUNT: a subdivision of the variable account investing exclusively in the shares of an Underlying Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the policy value less any outstanding loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly insurance protection charge and the payment required to keep the Policy in force.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive valuation dates.

VARIABLE ACCOUNT: Allmerica Select Separate Account II, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

    - From each payment, we will deduct a payment expense charge, currently 4.0%. The payment expense charge has three parts:

PREMIUM TAX DEDUCTION -- A current premium tax deduction of 2.5% of payments represents our average expenses for state and local premium taxes.

DEFERRED ACQUISITION COSTS ("DAC TAX") DEDUCTION -- A current DAC tax deduction of 1.0% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

FRONT-END SALES LOAD -- From each payment, we will deduct a front-end sales load of 0.5% of the payment. This charge partially compensates us for Policy sales expenses.

    - We deduct the following monthly charge from policy value:

MONTHLY INSURANCE PROTECTION CHARGE -- This charge is the cost of insurance, including optional insurance benefits provided by Rider.

    - The following expenses are charged against or reflected in the variable account:

ADMINISTRATIVE CHARGE -- We deduct this charge during the first ten Policy years only. It is a daily charge at an annual rate of 0.15% of the average daily net asset value of each sub-account. This charge helps compensate us for our expenses in administering the variable account and is eliminated after the tenth Policy year.

MORTALITY AND EXPENSE RISK CHARGE -- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. Our Board of Directors may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

FUND EXPENSES -- The funds incur investment advisory fees and other expenses, which are reflected in the variable account. The levels of fees and expenses vary among the funds.

    - Charges designed to reimburse us for Policy administrative costs apply under the following circumstances:

CHARGE FOR CHANGE IN FACE AMOUNT -- For each increase or decrease in face amount, we deduct a charge of $50 from policy value. This charge is for the underwriting and administrative costs of the change.

CHARGE FOR OPTIONAL GUARANTEED DEATH BENEFIT RIDER -- A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected.

TRANSFER CHARGE -- Currently, the first 12 transfers of policy value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

OTHER ADMINISTRATIVE CHARGES -- We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

       - Changing net payment allocation instructions

       - Changing the allocation of monthly insurance protection charges among the various sub-accounts

       - Providing a projection of values

       - The charges below apply only if you surrender your Policy or make partial withdrawals:

SURRENDER CHARGE -- This charge applies only on a full surrender or decrease in face amount within ten years of the date of issue or of an increase in face amount. The maximum surrender charge has two parts:

       - A deferred administrative charge of $8.50 per thousand dollars of the initial face amount or increase

       - A deferred sales charge of 28.5% of payments received or associated with the increase up to the guideline annual premium for the increase

The maximum surrender charge is level for the first 24 Policy months, then reduces by 1/96th per month, reaching zero after 10 Policy years. During the first two years following the date of issue or increase, the actual surrender charge may be less than the maximum surrender charge calculated above. For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

PARTIAL WITHDRAWAL COSTS -- We deduct from the policy value the following for partial withdrawals:

       - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs

       - A partial withdrawal charge of 5.0% of a withdrawal exceeding the "Free 10% Withdrawal," described below

       The partial withdrawal charge does not apply to:

       - That part of a withdrawal equal to 10% of the policy value in a policy year less prior free withdrawals made in the same policy year ("free 10% withdrawal")

       - Withdrawals when no surrender charge applies

       We reduce the policy's outstanding surrender charge, if any, by partial withdrawal charges that we previously deducted. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2001. THE UNDERLYING FUND INFORMATION BELOW WAS PROVIDED BY THE UNDERLYING FUNDS AND WAS NOT INDEPENDENTLY VERIFIED BY THE COMPANY.



                                      MANAGEMENT FEE                     OTHER EXPENSES      TOTAL FUND EXPENSES
                                        (AFTER ANY       FEES UNDER    (AFTER ANY WAIVERS/   (AFTER ANY WAIVERS/
UNDERLYING FUND                     VOLUNTARY WAIVERS)   12B-1 PLAN*     REIMBURSEMENTS)       REIMBURSEMENTS)
---------------                     ------------------   -----------   -------------------   -------------------
AIT Equity Index Fund (Service
 Shares)..........................         0.28%            0.15%             0.06%              0.49%(1)(2)
AIT Money Market Fund (Service
 Shares)..........................         0.31%            0.15%             0.05%              0.51%(1)
AIT Select Aggressive Growth Fund
 (Service Shares).................         0.83%            0.15%             0.07%              1.05%(1)(2)
AIT Select Capital Appreciation
 Fund (Service Shares)............         0.88%            0.15%             0.06%              1.09%(1)(2)
AIT Select Emerging Markets Fund
 (Service Shares).................         1.35%            0.15%             0.34%              1.84%(1)(2)
AIT Select Growth and Income Fund
 (Service Shares).................         0.68%            0.15%             0.05%              0.88%(1)(2)
AIT Select Growth Fund (Service
 Shares)..........................         0.79%            0.15%             0.06%              1.00%(1)(2)
AIT Select International Equity
 Fund (Service Shares)............         0.89%            0.15%             0.12%              1.16%(1)(2)
AIT Select Investment Grade Income
 Fund (Service Shares)............         0.41%            0.15%             0.06%              0.62%(1)
AIT Select Strategic Growth Fund
 (Service Shares).................         0.85%            0.15%             0.29%              1.29%(1)
AIT Select Strategic Income Fund
 (Service Shares).................         0.58%            0.15%             0.39%              1.12%(1)
AIT Select Value Opportunity Fund
 (Service Shares).................         0.87%            0.15%             0.05%              1.07%(1)(2)
AIM V.I. Aggressive Growth Fund...         0.80%            0.00%             0.41%              1.21%(3)
Alliance Growth and Income
 Portfolio (Class B)..............         0.63%            0.25%             0.04%              0.92%
Alliance Premier Growth Portfolio
 (Class B)........................         1.00%            0.25%             0.04%              1.29%
Fidelity VIP Equity-Income
 Portfolio........................         0.48%            0.00%             0.10%              0.58%(4)
Fidelity VIP Growth Portfolio.....         0.58%            0.00%             0.10%              0.68%(4)
Fidelity VIP High Income
 Portfolio........................         0.58%            0.00%             0.13%              0.71%(4)
FT VIP Franklin Small Cap Fund
 (Class 2)........................         0.53%            0.25%             0.31%              1.09%(5)(6)
FT VIP Mutual Shares Securities
 Fund (Class 2)...................         0.60%            0.25%             0.19%              1.04%(5)
INVESCO VIF Health Sciences
 Fund.............................         0.75%            0.00%             0.31%              1.06%(7)
Janus Aspen Growth Portfolio
 (Service Shares).................         0.65%            0.25%             0.01%              0.91%(8)
T. Rowe Price International Stock
 Portfolio........................         1.05%            0.00%             0.00%              1.05%(9)



* These expenses are fees paid by the Underlying Funds under 12b-1 plans. In addition to receiving all or part of the fees listed in the table, the Company may also receive Service Fees from the investment advisers or other service providers of certain Underlying Funds for providing various services to Policy Owners. Currently the Company receives Services Fees ranging from 0.10% to 0.25% of the aggregate net asset value of assets held in the Separate Account with respect to such Underlying Funds.



(1) Each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15% of average daily net assets.



    Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund and AIT Select Strategic Growth Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund and AIT Select Investment Grade Income Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001.



    In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



    Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.



(2) These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. These amounts have not been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.47% for AIT Equity Index Fund, 1.02% for AIT Select Aggressive Growth Fund, 1.08% for AIT Select Capital Appreciation Fund, 1.74% for AIT Select Emerging Markets Fund, 0.93% for AIT Select Growth Fund, 0.87% for AIT Select Growth and Income Fund, 1.14% for AIT Select International Equity Fund, and 1.02% for AIT Select Value Opportunity Fund.



(3) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. As a result of these expense reductions, total operating expenses were: 0.57% for Fidelity VIP Equity-Income Portfolio, 0.65% for Fidelity VIP Growth Portfolio, 0.70% for Fidelity VIP High Income Portfolio.



(5) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(6) For FT VIP Franklin Small Cap Fund, the manager has agreed in advance to make estimated reductions of 0.08%, of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Including these reductions, the total annual fund operating expenses are estimated to be 1.01%.



(7) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.



(8) Expenses are based upon expenses for the year ended December 31, 2001. All Expenses are shown without the effect of any expense offset arrangements.



    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.



(9)  Management fees include ordinary, recurring operating expenses.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A net death benefit that can protect your family

    - Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings.

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insured

    - Policy value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits available by Rider.

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the policy value and the Adjustable Option death benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and beneficiary. The Insured is the person covered under the Policy. The beneficiary is the person who receives the net death benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the beneficiary when the Insured dies while the Policy is in effect. You may choose between two death benefit options. Under the Level Option, the death benefit is the face amount (the insurance applied for) or the guideline minimum sum insured (the minimum death benefit federal tax law requires), whichever is greater. Under the Adjustable Option, the death benefit is either the sum of the face amount and policy value or the guideline minimum sum insured, whichever is greater.

The Net Death Benefit is the death benefit less any outstanding loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges. However, after the final payment date, the net death benefit is the policy value less any outstanding loan. The beneficiary may receive the net death benefit in a lump sum or under a payment option we offer.

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed net death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED. FOR MORE INFORMATION, SEE "GUARANTEED DEATH BENEFIT RIDER."

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when state law so requires for the replacement of insurance and 30 days for California citizens age 60 and older)

    - 10 days after we mail to you a notice of withdrawal right.

If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank.

Where required by state law, your refund will be the GREATER of:

    - Your entire payment OR

    - The policy value PLUS deductions under the Policy or by the funds for taxes, charges or fees.

If your Policy does not provide for a full refund, you will receive:

    - Amounts allocated to the fixed account PLUS

    - The policy value in the variable account PLUS

    - All fees, charges and taxes which have been imposed.

After an increase in face amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?


You have a choice of twenty-three Sub-Accounts, each investing in a corresponding Underlying Fund. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policy also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.


If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your Policy. After this, we will allocate all amounts as you have chosen.

The Underlying Funds and their investment managers are as follows:



UNDERLYING FUND                                MANAGER
AIT Equity Index Fund                          Allmerica Asset Management, Inc.
AIT Money Market                               Allmerica Asset Management, Inc.
AIT Select Aggressive Growth Fund              Massachusetts Financial Services Company
                                               and Jennison Associates LLC
AIT Select Capital Appreciation Fund           T. Rowe Price Associates, Inc.
AIT Select Emerging Markets Fund               Schroder Investment Management North America
AIT Select Growth Fund                         Inc.
AIT Select Growth and Income Fund              Putnam Investment Management, LLC
AIT Select International Equity Fund           J. P. Morgan Investment Management Inc.
AIT Select Investment Grade Income Fund        Bank of Ireland Asset Management (U.S.) Limited
AIT Select Strategic Growth Fund               Allmerica Asset Management, Inc.
AIT Select Strategic Income Fund               TCW Investment Management Company
AIT Select Value Opportunity Fund              Western Asset Management Company
AIM V.I. Aggressive Growth Fund                Cramer Rosenthal McGlynn, LLC
Alliance Growth and Income Portfolio           A I M Advisors, Inc.
Alliance Premier Growth Portfolio              Alliance Capital Management, L.P.
Fidelity VIP Equity-Income Portfolio           Alliance Capital Management, L.P.
Fidelity VIP Growth Portfolio                  Fidelity Management & Research Company
Fidelity VIP High Income Portfolio             Fidelity Management & Research Company
FT VIP Franklin Small Cap Fund                 Fidelity Management & Research Company
FT VIP Mutual Shares Securities Fund           Franklin Advisers, Inc.
INVESCO VIF Health Sciences Fund               Franklin Mutual Advisers, LLC
Janus Aspen Growth Portfolio                   INVESCO Funds Group, Inc.
T. Rowe Price International Stock Portfolio    Janus Capital
                                               T. Rowe Price International, Inc.


CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "TRANSFER PRIVILEGE." Under present law, you will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, within limits.

You may choose an automatic payment method of making payments. Under this method, each month we will deduct monthly payments from your checking account and apply them to your Policy. Payments must be sufficient to provide a positive Policy Value less outstanding loan at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans which may be available to you:

    - A preferred loan option is available to you upon written request after the first Policy year. It is available during Policy years 2-10 only if your policy value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the loan value as you request. The guaranteed annual interest rate credited to the policy value securing a preferred loan is at least 8%.

    - A non-preferred loan option is always available to you. The guaranteed annual interest rate credited to the policy value securing a non-preferred loan will be at least 6.0%.

The Company charges interest on loans at an annual rate that is guaranteed not to exceed 8.0%. Interest accrues daily. Interest is due and payable in arrears at the end of each Policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate.

We will allocate Policy loans among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the policy value in each sub-account equal to the Policy loan to the fixed account.

A request for a preferred loan after the Final Payment Date or partial withdrawal after the Final Payment Date or the foreclosure of an outstanding loan will terminate a Guaranteed Death Benefit Rider. See "GUARANTEED DEATH BENEFIT RIDER." There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. See FEDERAL TAX CONSIDERATIONS, "POLICY LOANS."

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from policy value, subject to partial withdrawal costs. Under the Level Option, the face amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the face amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "TAXATION OF THE POLICIES."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of policy value among the funds

    - Adjust the death benefit by increasing or decreasing the face amount

    - Change your choice of death benefit options between the Level Option and Adjustable Option

    - Add or remove optional insurance benefits provided by Rider

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the date of issue or after an increase in face amount. On conversion, we will transfer the policy value in the variable account to the fixed account. We will allocate all future payments to the fixed account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Surrender Value is insufficient to cover the next monthly insurance protection charge and loan interest accrued or

    - The Outstanding Loan exceeds Policy Value less surrender charges

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from date of issue or increase in face amount, within limits. If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure). For more information, see "GUARANTEED DEATH BENEFIT RIDER."

If the Insured has not died, you may reinstate your Policy within three years after the grace period. The Insured must provide evidence of insurability subject to our then current underwriting standards. In addition, you must either repay or reinstate any outstanding loans and make payments sufficient to keep the Policy in force for three months. See POLICY TERMINATION AND REINSTATEMENT.

CAN I ELECT PAID-UP INSURANCE WITH NO FURTHER PREMIUMS DUE?

Yes. The Policy provides a paid-up insurance option. If this option is elected, we will provide paid-up insurance coverage, usually having a reduced face amount, for the life of the Insured with no more premiums being due under the Policy. If you elect this option, policy owner rights and benefits will be limited.

CAN THE POLICIES BE ISSUED IN CONNECTION WITH TSA PLANS?

The Policies may be issued in connection with Code Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions imposed on assignment, premium payments, withdrawals, and surrender under Code Section 403(b). The Policy Owner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Code Section 403(b). See FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS." A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See POLICY LOANS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANs."

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of policy value, Policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The net death benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the net death benefit or the policy value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


Allmerica Financial Life Insurance and Annuity Company ("Company") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2001, the Company had over $ 17.9 billion in assets and over $26.9 billion of life insurance in force. The Company is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT


The variable account is a separate investment account with twenty-three sub-accounts. Each sub-account invests in a fund of AIT, AIM, Alliance, Fidelity VIP, FT VIP, INVESCO, Janus or T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the variable account may not be charged with any liabilities arising out of any other business of ours.


Our Board of Directors authorized the variable account by vote on October 12, 1993. The variable account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

Each sub-account has two sub-divisions. One sub-division applies to Policies during the first ten Policy years, which are subject to the administrative charge. After the tenth Policy year, we automatically allocate a Policy to the second sub-division to which the charge does not apply.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST



Allmerica Investment Trust ("Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Twelve investment portfolios ("Funds") of AIT are currently available under the Contract.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees, in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"). Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.


AIM VARIABLE INSURANCE FUNDS


AIM Variable Insurance Funds ("AIM"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. The investment advisor for the AIM V.I. Aggressive Growth Fund, is A I M Advisors, Inc. ("AIM Advisors"). AIM Advisors was organized in 1976 and, together with its subsidiaries, manages or advises over 130 investment company portfolios encompassing a broad range of investment objectives.


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. Two of its separate investment portfolios are currently available under the Policies: the Alliance Growth and Income Portfolio and the Alliance Premier Growth Portfolio. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and is registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Policies: Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP High Income Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the Funds' investment managers and their affiliates manage over $266.3 billion (as of December 31, 2001) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. The investment adviser to the FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. Franklin Mutual Advisers, LLC is the investment adviser to the FT VIP Mutual Shares Securities Fund.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Health Sciences Fund is INVESCO Funds Group, Inc.

JANUS ASPEN SERIES


Janus Aspen Series ("Janus") is an open-end, management investment company registered with the SEC. It was organized as a Delaware Business trust on May 20, 1993. Janus Capital is the investment adviser of Janus. One of its investment portfolios is available under the Policy: Janus Aspen Growth Portfolio.



T. ROWE PRICE INTERNATIONAL SERIES, INC.



T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, was founded in 1979. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $24.4 billion (as of December 31, 2001) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Policy: T. Rowe Price International Stock Portfolio. An affiliate of Price-International, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.


                       INVESTMENT OBJECTIVES AND POLICIES


A summary of investment objectives of the funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF AIT, AIM, ALLIANCE, FIDELITY VIP, FT VIP, INVESCO, JANUS AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THE PROSPECTUSES CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the funds are available on request. The investment objectives of the funds may not be achieved. Policy value may be less than the aggregate payments made under the Policy.



AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. The Sub-Adviser for the AIT Equity Fund is Allmerica Asset Management, Inc.



AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the AIT Money Market Fund.



AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Massachusetts Financial Services Company and Jennison Associates LLC.


AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Sub-Adviser for the Select Capital Appreciation Fund is T. Rowe Price Associates, Inc.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Investment Management North America Inc.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

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AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.


AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The Sub-Adviser for the AIT Select Investment Grade Income Fund is Allmerica Asset Management, Inc.


AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation. The Sub-Adviser for the Select Strategic Growth Fund is TCW Investment Management Company.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities. The Sub-Advisers for the Select Strategic Income Fund are Western Asset Management Company and Western Asset Management Company Limited.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.

AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital.

ALLIANCE GROWTH AND INCOME PORTFOLIO -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.

ALLIANCE PREMIER GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising S&P 500.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.


FT VIP FRANKLIN SMALL CAP FUND -- seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in investments of small capitalization companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase.

FT VIP MUTUAL SHARES SECURITIES FUND -- seeks capital appreciation. Its secondary goal is income. The Fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).



INVESCO VIF HEALTH SCIENCES FUND -- seeks capital growth.



JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO -- seeks long-term growth of capital.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO, INC. -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have policy value allocated to that fund, you may without charge reallocate the policy value to another fund or to the fixed account. We must receive your written request within 60 days of the LATEST of the:

    - Effective date of the change in the investment policy OR

    - Receipt of the notice of your right to transfer.

CERTAIN UNDERLYING FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

                                   THE POLICY


MARKET TIMERS



The Policies are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Policies.



In order to prevent "market timing" activities that may harm or disadvantage other Policy Owners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. If any of these actions are taken, the Company will notify the market timer of the action as soon as practicable.


APPLYING FOR A POLICY

We offer Policies to applicants 85 years old and under. After receiving a completed application or enrollment form from a prospective Policy owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force.

If you made payments before the date of issue and acceptance, we will allocate the payments to the AIT Money Market Fund within two business days of receipt of the payments at our principal office. If the Policy is not issued and accepted, we will return to you the GREATER of:

    - Your payments OR

    - The value of the amount allocated to the Money Market Fund, which will be net of mortality and expense risk charges, administrative charges and fund expenses.

If your application or enrollment form is approved and the Policy is issued and accepted, we will allocate your policy value on issuance and acceptance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see THE

POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the AIT Money Market Fund. This allocation to the AIT Money Market Fund will be for:

    - 14 days from issuance and acceptance, except as described below

    - 24 days from issuance and acceptance for replacements in states with an extended right to examine

    - 34 days from issuance and acceptance for California citizens age 60 and older, who have an extended right to examine.

After this, we will allocate all amounts according to your investment choices.

FREE-LOOK PERIOD

The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when the law so requires for the replacement of insurance and 30 days for California citizens age 60 and older) OR

    - 10 days after we mail to you a notice of withdrawal right.

If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank. Where required by state law, your refund will be the GREATER of

    - Your entire payment OR

    - The policy value PLUS deductions under the Policy or by the funds for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

    - Amounts allocated to the fixed account PLUS

    - The policy value in the variable account PLUS

    - All fees, charges and taxes which have been imposed

After an increase in face amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the LATEST of:

    - 45 days after the application or enrollment form for the increase is signed

    - 10 days after you receive the new Policy specification pages issued for the increase or

    - 10 days after we mail or deliver a notice of withdrawal rights to you

On canceling the increase, you will receive a credit to your policy value of charges deducted for the increase. We will refund to you the amount to be credited if you request. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the date of issue or an increase in face amount, you can convert your Policy into a Fixed Policy by transferring all policy value in the sub-accounts to the fixed account. The conversion will take effect at the end of the valuation period in which we receive, at our principal office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the fixed account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our principal office or through our authorized representative. All payments after the initial payment are credited to the variable account or fixed account on the date of receipt at the principal office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the final payment date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum payment allowed is $50.

The Policy does not limit payments as to frequency and number. No payment may be less than $100 without our consent. Payments must be sufficient to provide a positive surrender value at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT. During the first 48 Policy months following the date of issue or an increase in face amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in face amount, the addition or deletion of a Rider, or a change between the Level Option and Adjustable Option. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of the payments greater than that amount. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the fixed account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. You may have allocations in up to 20 sub-accounts at one time. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future net payments by written request or telephone request. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25


The policy value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. You should periodically review your allocations of payments and policy value as market conditions and your financial planning needs change.


TRANSFER PRIVILEGE


Subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. We will make transfers at your Written Request or telephone request, as described below. Transfers are effected at the value next computed after receipt of the transfer order. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.)


TELEPHONE REQUESTS


You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.



The Company cannot guarantee that you will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.


TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITATIONS

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum or maximum amount that may be transferred,

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - Minimum period between transfers, and

    - Maximum number of transfers in a period.

Transfers to and from the Fixed Account are currently permitted only if:

    - There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

    - The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Policy Value under the Policy.


Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. We also reserve the right to limit the number of free transfers in a Policy year to six. Any transfers made for a conversion privilege, Policy loan or material change in investment policy will not count toward the 12 free transfers.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may apply for automatic transfers:

    - From the AIT Money Market Sub-Account to one or more of the other Sub-Accounts on a monthly, quarterly or semiannual schedule ("Dollar-Cost Averaging Option")

    - To reallocate Policy Value among the Sub-Accounts on a quarterly, semiannual or annual schedule ("Automatic Rebalancing Option").

Each automatic transfer must be at least $100. We will process automatic transfers on the 15th of each scheduled month. If the 15th is not a business day or is the monthly processing date, we will process the automatic transfer on the next business day.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Policy year. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is also free, and does not reduce the remaining number of transfers that are free in a Policy year.


DEATH BENEFIT


The Policy provides two death benefit options: The Level Option and the Adjustable Option (for more information, see LEVEL OPTION AND ADJUSTABLE OPTION). If the Policy is in force on the Insured's death, we will, with due proof of death, pay the net death benefit under the applicable death benefit option to the named beneficiary. We will normally pay the net death benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of net death benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The beneficiary may receive the net death benefit in a lump sum or under a payment option. See APPENDIX C -- PAYMENT OPTIONS.

Before the final payment date, the net death benefit is:

    - The death benefit provided under the Level Option or Adjustable Option, whichever is elected and in effect on the date of death PLUS

    - Any other insurance on the Insured's life that is provided by Rider MINUS

    - Any outstanding loan, partial withdrawals, partial withdrawal costs and due and unpaid monthly insurance protection charges through the Policy month in which the Insured dies

After the final payment date, if the Guaranteed Death Benefit Rider is not in effect, the net death benefit is:

    - The policy value MINUS

    - Any outstanding loan

Where permitted by state law, we will compute the Net Death Benefit on

    - The date we receive due proof of the Insured's death under the Adjustable Option OR

    - The date of death for the Level Option.

If required by state law, we will compute the Net Death Benefit on the date of death for the Adjustable Option as well as for the Level Option.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and

    - provides a guaranteed net death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and

    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Rider is in force. The Death Benefit will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of an outstanding loan; or

    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    - any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from the Adjustable Death Benefit Option to the Level Death Benefit Option, if such changes occur within 5 policy years of the Final Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates.

LEVEL OPTION AND ADJUSTABLE OPTION

The Policy provides two death benefit options: the Level Option and Adjustable Option. You choose the desired option in the application or enrollment form. You may change the option once per Policy year by written request. There is no charge for a change in option.

Under the Level Option, the death benefit is the GREATER of the:

    - Face amount OR

    - Guideline minimum sum insured

Under the Adjustable Option, the death benefit is the GREATER of the:

    - Face amount plus policy value OR

    - Guideline minimum sum insured

Under both the Level Option and Adjustable Option, the death benefit provides insurance protection. Under the Level Option, the death benefit is level unless the guideline minimum sum insured exceeds the face amount; then, the death benefit varies as the policy value changes. Under the Adjustable Option, the death benefit always varies as the policy value changes.

At any face amount, the death benefit will be greater under the Adjustable Option than under the Level Option because the policy value is added to the face amount and included in the death benefit. However, the monthly insurance protection charge will be greater. Therefore, policy value will accumulate at a slower rate than under the Level Option.

If you desire to have payments and investment performance reflected in the death benefit, you should choose the Adjustable Option. If you desire to have payments and investment performance reflected to the maximum extent in the policy value, you should select the Level Option.

GUIDELINE MINIMUM SUM INSURED -- The Guideline Minimum Sum Insured is a percentage of the policy value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The Guideline Minimum Sum Insured is computed based on federal tax regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

ILLUSTRATION OF THE LEVEL OPTION -- In this illustration, assume that the Insured is under the age of 40, and that there is no outstanding loan.

Under the Level Option, a Policy with a $100,000 face amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of policy value, if the policy value exceeds $40,000 the death benefit will exceed the $100,000 face amount. In this example, each dollar of policy value above $40,000 will increase the death benefit by $2.50. For example, a Policy with a policy value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 X 2.50); policy value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 X 2.50); and policy value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 X 2.50).

Similarly, if policy value exceeds $40,000, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. If, however, the product of the policy value times the applicable percentage from the table in APPENDIX A is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would not exceed the $100,000 face amount unless the policy value exceeded $54,054 (rather than $40,000), and each dollar then added to or taken from policy value would change the death benefit by $1.85.

ILLUSTRATION OF THE ADJUSTABLE OPTION -- In this illustration, assume that the Insured is under the age of 40 and that there is no outstanding loan.

Under the Adjustable Option, a Policy with a face amount of $100,000 will produce a death benefit of $100,000 plus policy value. For example, a Policy with policy value of $10,000 will produce a death benefit of $110,000 ($100,000 + $10,000); policy value of $25,000 will produce a death benefit of $125,000 ($100,000 + $25,000); policy value of $50,000 will produce a death benefit of $150,000 ($100,000 + $50,000). However, the death benefit must be at least 250% of the policy value. Therefore, if the policy value is greater than $66,667, 250% of that amount will be the death benefit, which will be greater than the face amount plus policy value. In this example, each dollar of policy value above $66,667 will increase the death benefit by $2.50. For example, if the policy value is $70,000, the guideline minimum sum insured will be $175,000 ($70,000 X 2.50); policy value of $80,000 will produce a guideline minimum sum insured of $200,000 ($80,000 X 2.50); and policy value of $90,000 will produce a guideline minimum sum insured of $225,000 ($90,000 X 2.50).

Similarly, if policy value exceeds $66,667, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the product of the policy value times the applicable percentage is less than the face amount plus policy value, then the death benefit will be the current face amount plus policy value.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least
1.85 times the policy value. The death benefit would be the sum of the policy value plus $100,000 unless the policy value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

CHANGE TO LEVEL OR ADJUSTABLE OPTION

You may change the death benefit option once each Policy year by written request. Changing options will not require evidence of insurability. The change takes effect on the monthly processing date on or following the date of receipt of the written request. We will impose no charge for changes in death benefit options.

If you change the Level Option to the Adjustable Option, we will decrease the face amount to equal:

    - The death benefit MINUS

    - The policy value on the date of the change

The change may not be made if the face amount would fall below $40,000. After the change from the Level Option to the Adjustable Option, future monthly insurance protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the face amount unless the guideline minimum sum insured applies.

If you change the Adjustable Option to the Level Option, we will increase the face amount by the policy value on the date of the change. The death benefit will be the GREATER of:

    - The new face amount or

    - The guideline minimum sum insured

After the change from the Adjustable Option to the Level Option, an increase in policy value will reduce the insurance protection amount and the monthly insurance protection charge. A decrease in policy value will increase the insurance protection amount and the monthly insurance protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. If this occurs, we will pay the excess to you.

A change from the Adjustable Death Benefit option to the Level Benefit option within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

CHANGE IN FACE AMOUNT

You may increase or decrease the face amount by written request. An increase or decrease in the face amount takes effect on the LATEST of the:

    - The monthly processing date on or next following date of receipt of your written request OR

    - The date of approval of your written request, if evidence of insurability is required

INCREASES -- You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the face amount is increased. An increase in face amount may not be less than $10,000. You may not increase the face amount after the Insured reaches age 80. A written request for an increase must include a payment if the surrender value is less than the sum of:

    - $50 PLUS

    - Two minimum monthly payments

On the effective date of each increase in face amount, we will deduct a transaction charge of $50 from policy value for administrative costs. We will also compute a surrender charge for the increase. An increase in the face amount will increase the insurance protection amount and, therefore, the monthly insurance protection charges.

After increasing the face amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "FREE-LOOK PERIOD." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

DECREASES -- You may decrease the face amount by written request. The minimum amount for a decrease in face amount is $10,000. The minimum face amount in force after a decrease is $40,000. We may limit the decrease or return policy value to you, as you choose, if the Policy would not comply with the maximum payment limitation under federal tax law. A return of policy value may result in tax liability to you.

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A decrease in the face amount will lower the insurance protection amount and, therefore, the monthly insurance protection charge. In computing the monthly insurance protection charge, a decrease in the face amount will reduce the face amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increases successively; and

    - the initial Face Amount

On a decrease in the face amount, we will deduct from the policy value a transaction charge of $50 and, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The policy value is the total value of your Policy. It is the SUM of:

    - Your accumulation in the fixed account PLUS

    - The value of your units in the sub-accounts

There is no guaranteed minimum policy value. Policy value on any date depends on variables that cannot be predetermined.

Your policy value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the fixed account

    - Investment performance of your sub-accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - The death benefit option

COMPUTING POLICY VALUE -- We compute the policy value on the date of issue and on each valuation date. On the date of issue, the policy value is:

    - The value of the amount allocated to the money market fund, net of mortality and expense risk charges, administrative charges and fund expenses (see THE POLICY -- "APPLYING FOR A POLICY"), MINUS

    - The monthly insurance protection charge due

On each valuation date after the date of issue, the policy value is the SUM of:

    - Accumulations in the fixed account PLUS

    - The SUM of the PRODUCTS of:

       - The number of units in each sub-account TIMES

       - The value of a unit in each sub-account on the valuation date

THE UNIT -- We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the Policy is the QUOTIENT of:

    - That part of the net payment allocated to the sub-account DIVIDED BY

    - The dollar value of a unit on the valuation date the payment is received at our principal office

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from valuation date to valuation date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first valuation date of each sub-account. The value of a unit on any valuation date is the PRODUCT of:

    - The dollar value of the unit on the preceding valuation date TIMES

    - The net investment factor

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 PLUS the QUOTIENT of:

    - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY

    - The value of that sub-account's assets at the beginning of the valuation period MINUS

    - The mortality and expense risk charge for each day in the valuation period currently at an annual rate of 0.65% of the daily net asset value of that sub-account AND

    - The administrative charge for each day in the valuation period at an annual rate of 0.15% of the daily net asset value of that sub-account (only during the first ten Policy years)

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The net death benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are

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available at the final payment date or if the Policy is surrendered. If no election is made, we will pay the net death benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the monthly insurance protection charge.

SURRENDER

You may surrender the Policy and receive its surrender value. The surrender value is:

    - The policy value MINUS

    - Any outstanding loan and surrender charges

We will compute the surrender value on the valuation date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the date of issue or increase in face amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The surrender value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS. If the Policy is issued in connection with a Section 403(b) Plan, your surrender rights may be restricted. See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the fixed account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under the Level Option, the face amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the Level Option face amount below $40,000.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS. If the Policy is issued in connection with a Section 403(b) Plan, your withdrawal rights may be restricted. See FEDERAL TAX
CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

PAID-UP INSURANCE OPTION

On written request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The paid-up insurance will be the amount, up to the face amount of the

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Policy, that the surrender value can purchase for a net single premium at the
Insured's age and underwriting class on the date this option is elected. If the surrender value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICY OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit will be computed differently from the net death benefit and the death benefit options will not apply

    - We will not allow transfers of policy value from the fixed account back to the variable account

    - You may not make further payments

    - You may not increase or decrease the face amount or make partial withdrawals

    - Riders will continue only with our consent

You may, after electing paid-up insurance, surrender the Policy for its net cash value. The guaranteed cash value is the net single premium for the paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loan. We will transfer the policy value in the variable account to the fixed account on the date we receive written request to elect the option.

On election of paid-up insurance, the Policy often will become a modified endowment contract. If a Policy becomes a modified endowment contract, Policy loans or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Policies."

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

PAYMENT EXPENSE CHARGE

Currently, we deduct 4.0% of each payment as a payment expense charge. This charge includes a:

    - Current premium tax deduction of 2.5%

    - Current deferred acquisition costs ("DAC tax") deduction of 1.0%

    - Front-end sales load of 0.5%

The 2.5% premium tax deduction approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.0% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 0.5% front-end sales load from each payment partially to compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 0.5% front-end sales load will not change, even if sales expenses change.

MONTHLY INSURANCE PROTECTION CHARGES

Before the final payment date, we will deduct a monthly insurance protection charge from your policy value. This charge is the cost for insurance protection under the Policy, including optional insurance benefits provided by Rider.

We deduct the monthly insurance protection charge on each monthly processing date starting with the date of issue. You may allocate monthly insurance protection charges to one sub-account. If you make no allocation, we will make a pro-rata allocation. If the sub-account you chose does not have sufficient funds to cover the monthly insurance protection charges, we will make a pro-rata allocation. We will deduct no monthly insurance protection charges on or after the final payment date.

COMPUTING MONTHLY INSURANCE PROTECTION CHARGES -- We designed the monthly insurance protection charge to compensate us for the anticipated cost of paying net death benefits under the Policies. The charge is computed monthly for the initial face amount and for each increase in face amount. Monthly insurance protection charges can vary.

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
For the initial face amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The DIFFERENCE between

       - The initial face amount AND

       - The policy value (MINUS any Rider charges) at the beginning of the Policy month

Under the Level Option, the monthly insurance protection charge decreases as the policy value increases if the guideline minimum sum insured is not in effect.

For the initial face amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The initial face amount

For each increase in face amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The DIFFERENCE between

       - The increase in face amount AND

       - Any policy value (MINUS any Rider charges) GREATER than the initial face amount at the beginning of the Policy month and not allocated to a prior increase

For each increase in face amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The increase in face amount

If the guideline minimum sum insured is in effect under either Option, we will compute a monthly insurance protection charge for that part of the death benefit subject to the guideline minimum sum insured that exceeds the current death benefit not subject to the guideline minimum sum insured. This charge is the PRODUCT of:

    - The insurance protection rate for the initial face amount TIMES

    - The DIFFERENCE between

    - The guideline minimum sum insured AND

    - The GREATER of:

       - The face amount OR the policy value, if you selected the Level Option or

       - The face amount PLUS the policy value, if you selected the Adjustable Option

We will adjust the monthly insurance protection charge for any decreases in face amount. See THE POLICY -- "Change in Face Amount: DECREASES."

INSURANCE PROTECTION RATES -- We base insurance protection rates on the:

    - Male, female or blended unisex rate table

    - Age and underwriting class of the Insured

    - Effective date of an increase or date of any Rider

For unisex Policies, sex-distinct rates do not apply. For the initial face amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in face amount or for a Rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or Rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial face amount and for any increase in face amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total face amount.

CHARGES AGAINST OR REFLECTED IN THE ASSETS OF THE VARIABLE ACCOUNT

We assess each sub-account with a charge for mortality and expense risks we assume and, during the first ten Policy years, a charge for administrative expenses of the variable account. Fund expenses are also reflected in the variable account.

ADMINISTRATIVE CHARGE -- During the first ten Policy years, we impose a daily charge at an annual rate of 0.15% of the average daily net asset value in each sub-account. The charge is to help reimburse us for administrative expenses incurred in the administration of the variable account and the sub-accounts. It is not expected to be a source of profit. The administrative functions and expenses we assume for the variable account and the sub-accounts include:

    - Clerical, accounting, actuarial and legal services

    - Rent, postage, telephone, office equipment and supplies

    - The expenses of preparing and printing registration statements and prospectuses (not allocable to sales expense)

    - Regulatory filing fees and other fees

We do not assess the administrative charge after the tenth Policy year.

MORTALITY AND EXPENSE RISK CHARGE -- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The Company may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

FUND EXPENSES -- The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Underlying Funds contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

The Policy's contingent surrender charge is a deferred administrative charge and a deferred sales charge. The deferred administrative charge is designed to reimburse us for the administrative costs of product research and development, underwriting, Policy administration and surrendering the Policy. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature.

We compute the surrender charge on date of issue and on any increase in face amount. The surrender charge applies for ten years from date of issue or increase in face amount. We impose the surrender charge only if, during its duration, you request a full surrender or a decrease in face amount.

The maximum surrender charge includes a:

    - Deferred administrative charge of $8.50 per thousand dollars of the initial face amount or increase

    - Deferred sales charge of 28.5% of payments received or associated with the increase up to the guideline annual premium for the increase

The maximum surrender charge will not exceed a specified amount per $1,000 of initial face amount or increase because of state-imposed limits. The maximum surrender charge is level for the first 24 Policy months and then reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

Payments associated with an increase equal that part of the payments made on or after the increase that are allocated to the increase. We allocate payments based on relative guideline annual premium payments. For example, assume that the guideline annual premium is $1,500 before an increase and is $2,000 with the increase. The policy value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial face amount and 25% to the increase. All future payments would also be allocated 75% to the initial face amount and 25% to the increase.

If more than one surrender charge is in effect because of one or more increases in face amount, we will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases, and so on

    - Third, the initial face amount.

A surrender charge may be deducted on a decrease in the face amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:

    - The decrease DIVIDED by the current face amount TIMES

    - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial face amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial face amount.

See APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples of how we compute the maximum surrender charge.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

A partial withdrawal charge may also be deducted from policy value. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to:

    - 10% of the policy value MINUS

    - The total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal")

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of policy value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal up to the surrender charge. If no surrender charge applies on withdrawal, no partial withdrawal charge will apply. We will reduce the Policy's outstanding surrender charge by the partial withdrawal charge deducted, proportionately reducing the deferred sales and administrative charges. The partial withdrawal charge deducted will decrease existing surrender charges in inverse order.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in

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that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of policy value from the sub-accounts to the fixed account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from date of issue or increase

    - A transfer to the fixed account to secure a loan

    - A reallocation of policy value within 20 days of the date of issue

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in face amount, we will deduct a transaction charge of $50 from policy value to reimburse us for the administrative costs of the change.

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of monthly insurance protection charges among the various sub-accounts and the fixed account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your policy value. The total amount you may borrow, including any outstanding loan, is the loan value. In the first Policy year, the loan value is 75% of:

    - The policy value MINUS

    - Any surrender charges, unpaid monthly insurance protection charges and outstanding loan interest through the end of the Policy year

After the first Policy year, the loan value is 90% of:

    - The policy value MINUS

    - Any surrender charges

There is no minimum loan. We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer policy value in each sub-account equal to the Policy loan to the fixed account. We will not count this transfer as a transfer subject to the transfer charge.

Policy value equal to the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 6.0% (at least 8.0% for preferred loans). NO OTHER INTEREST WILL BE CREDITED.

If you are a participant under a Section 403(b) TSA plan and purchased the Policy in connection with the plan, your Policy loan rights are limited. See "POLICIES ISSUED IN CONNECTION WITH TSA PLANS" below, and FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS."

PREFERRED LOAN OPTION

This option is available to you upon written request after the first Policy year. You may change a preferred loan to a non-preferred loan at any time upon written request. It may be revoked by you at any time. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider.

The preferred loan option is available during Policy years 2-10 only if your policy value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the loan value as you request. The guaranteed annual interest rate credited to the policy value securing a preferred loan is at least 8%.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

LOAN INTEREST CHARGED

The Company charges interest on loans at an annual rate that is guaranteed not to exceed 8.0%. Interest accrues daily. Interest is due and payable in arrears at the end of each Policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the policy value in the fixed account that secured a repaid loan to the sub-accounts and fixed account according to your instructions. If you do not make a repayment allocation, we will allocate policy value according to your most recent payment allocation instructions. However, loan repayments allocated to the variable account cannot exceed policy value previously transferred from the variable account to secure the outstanding loan.

If the outstanding loan exceeds the policy value less the surrender charge, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of an outstanding loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the policy value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the policy value in the fixed account that secures the loan.

We will deduct any outstanding loan from the proceeds payable when the Insured dies or from a surrender.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

    - Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

    - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

    - The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

       - $50,000 reduced by the excess (if any) of

       - the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, MINUS

       - the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                       OR

       - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA
Plans."

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

    - Surrender value is insufficient to cover the next monthly insurance protection charge plus loan interest accrued OR

    - Outstanding loan exceeds the policy value less surrender charges

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the net death benefit any monthly insurance protection charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the date of issue or an increase in the face amount, a guarantee may apply to prevent the Policy from terminating because of insufficient surrender value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the face amount or the addition or deletion of a Rider. Except for the first 48 months after the date of issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the final payment date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

    - Written application for reinstatement

    - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

    - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated. The Guaranteed Death Benefit Rider may not be reinstated.

MINIMUM AMOUNT PAYABLE -- If reinstatement is requested when less than 48 monthly insurance protection charges have been paid since the date of issue or increase in the face amount, you must pay the lesser of:

    - The minimum monthly payment for the three months beginning on the date of reinstatement

                                       OR

    - the SUM of:

       - The amount by which the surrender charge on the date of reinstatement exceeds the policy value on the date of default PLUS

       - Monthly insurance protection charges for the three months beginning on the date of reinstatement

If you request reinstatement more than 48 monthly processing dates from the date of issue or increase in the face amount, you must pay the sum shown above without regard to the three months of minimum monthly payments.

SURRENDER CHARGE -- The surrender charge on the date of reinstatement is the surrender charge that would have been in effect had the Policy remained in force from the date of issue.

POLICY VALUE ON REINSTATEMENT -- The policy value on the date of reinstatement is:

    - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our principal office PLUS

    - The policy value less any outstanding loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

    - The monthly insurance protection charges due on the date of reinstatement

You may reinstate any outstanding loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the face amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the net death benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the date of issue. Also, we cannot challenge the validity of any increase in the face amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The net death benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any outstanding loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in face amount, we will not recognize the increase. We will pay to the beneficiary the monthly insurance protection charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent monthly insurance protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the guideline minimum sum insured. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the variable account for surrender, partial withdrawals, net death benefit, Policy loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings

    - The SEC restricts trading on the New York Stock Exchange

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the variable account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the fixed account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the variable account. We do not currently charge for federal income taxes respecting the variable account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the variable account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the variable account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the policy value to the death benefit. So long as the Policies are life insurance contracts, the net death benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in policy value is not taxable until received by you or your designee (but see "MODIFIED ENDOWMENT POLICIES").

A surrender, partial withdrawal, change in the death benefit option, change in the face amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or beneficiary.

POLICY LOANS

We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "MODIFIED ENDOWMENT POLICIEs"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

DIVERSIFICATION

Federal tax law requires that the investment of each sub-account funding the Policies be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the variable account.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with tax-sheltered annuity ("TSA") plans of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions under Section 403(b) of the Code. The Policy Owner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Section 403(b) of the Code. A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See POLICY LOANS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS."

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance policy by the employer as part of a TSA plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance policy will not result in current taxation of the premium payments for the life insurance policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, you may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy, but there are certain additional limitations; see POLICY LOANS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS." However, if a Policy loan does not comply with the requirements of Code Section 72(p), your TSA plan may become disqualified and Policy values may be includible in current income.

MODIFIED ENDOWMENT POLICIES

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED the total net level payments payable had the Policy provided for paid-up future benefits after making seven level annual payments. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled,

    - Made after the taxpayer attains age 59 1/2, or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

All modified endowment contracts issued by the same insurance company to the same policy owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with policy value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the variable account that do not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

    - Each Policy Owner's policy value in the sub-account divided by

    - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.


                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996) and Vice President (since 1984)
  Director and Vice President         of First Allmerica

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica

Charles F. Cronin                     Secretary and Counsel (since 2000) of First
  Secretary                           Allmerica; Counsel (since 1996) of First Allmerica;
                                      Attorney (1991-1996) of Nutter, McClennen & Fish

J. Kendall Huber                      Director, Vice President and General Counsel (since
  Director, Vice President and        2000) of First Allmerica; Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President and Deputy
                                      General Counsel (1998-1999) of Legg Mason, Inc.; Vice
                                      President and Deputy General Counsel (1995-1998) of
                                      USF&G Corporation

Mark A. Hug                           Director (since 2001) and Vice President (since 2000)
  Director, President and             of First Allmerica; Senior Vice President of Life and
  Chief Executive Officer             Annuity Products (2001) for The Equitable Life
                                      Assurance Society

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and        and Vice President (since 1991) of First Allmerica;
  Chief Investment Officer            Director (since 1996) and President (since 1995) of
                                      Allmerica Asset Management, Inc.

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Treasurer                           2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) of Merrill Lynch & Co.

John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of the Board  (since 1989) of First Allmerica

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President and        Vice President (since 1993) and Treasurer (1993-2000)
  Chief Financial Officer             of First Allmerica

Richard M. Reilly                     Director (since 1996); Vice President (1990-2001) and
  Director                            Senior Vice President (since 2001) of First
                                      Allmerica; Director (since 1990), President and Chief
                                      Executive Officer (1995-2001) of Allmerica Financial
                                      Life Insurance and Annuity Company; Director and
                                      President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                            Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company

Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President         Allmerica; Vice President (1996-1998) of Travelers
                                      Property & Casualty; Director of Geico Team
                                      (1983-1996) of Aetna Life & Casualty


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.


We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the date of issue or an increase in Face Amount, commissions generally will be 90% of the first-year payments up to a payment amount we established and 4% of any excess. Commissions generally will be 2% for subsequent payments, plus 0.25% of unloaned Policy value. However, we may pay higher commissions under certain circumstances. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


We intend to recoup commissions and other sales expenses through:

    - The front-end sales load

    - The deferred sales charge

    - Investment earnings on amounts allocated under the Policies to the Fixed Account

Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in death benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account and the Underlying Funds as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The variable account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Underlying Funds are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company and the Underlying Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed and shared funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the variable account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other sub-accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus parts of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the variable account. For complete details on the fixed account, read the Policy itself. The fixed account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the fixed account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the fixed account. The fixed account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the fixed account become part of our general account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST


We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. We will credit amounts allocated to the Fixed Account with interest at an effective annual yield of at least 4.0%, compounded daily. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the fixed account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the fixed account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.


Policy loans may also be made from the policy value in the fixed account. We will credit that part of the policy value that is equal to any outstanding loan with interest at an effective annual yield of at least 6.0% (8.0% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, net death benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on policies that we or our affiliates issue will not be delayed.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in face amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from policy value allocated to the fixed account on a last-in/first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Policy year currently are free. After that, we will deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the financial statements of the Allmerica Select Separate Account II of the Company as of December 31, 2001 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Variable Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE

The Guideline Minimum Sum Insured is a percentage of the policy value as set forth below, according to federal tax regulations:

                      GUIDELINE MINIMUM SUM INSURED TABLE

Age of Insured                                              Percentage of
on Date of Death                                            Policy Value
----------------                                            -------------
    40 and under..........................................      250%
    41....................................................      245%
    42....................................................      240%
    43....................................................      235%
    44....................................................      220%
    45....................................................      215%
    46....................................................      209%
    47....................................................      203%
    48....................................................      197%
    49....................................................      191%
    50....................................................      185%
    51....................................................      178%
    52....................................................      171%
    53....................................................      164%
    54....................................................      157%
    55....................................................      150%
    56....................................................      146%
    57....................................................      142%
    58....................................................      138%
    59....................................................      134%
    60....................................................      130%
    61....................................................      128%
    62....................................................      126%
    63....................................................      124%
    64....................................................      122%
    65....................................................      120%
    70....................................................      115%
    71....................................................      113%
    72....................................................      111%
    73....................................................      109%
    74....................................................      107%
    75-90.................................................      105%
    91....................................................      104%
    92....................................................      103%
    93....................................................      102%
    94....................................................      101%
    95 and above..........................................      100%

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative.

WAIVER OF PREMIUM RIDER

This Rider provides that, during periods of total disability continuing more than four months, we will add to the policy value each month an amount you selected or the amount needed to pay the monthly insurance protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

OPTION TO ACCELERATE BENEFITS ENDORSEMENT

This endorsement allows part of the Policy proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

This Rider allows you to use the Policy to insure a different person, subject to our guidelines.

GUARANTEED DEATH BENEFIT RIDER

This Rider, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed net death benefit.

Certain Riders May Not Be Available In All States.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On written request, the surrender value or all or part of any payable net death benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the variable account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy Owner and beneficiary provisions, any option selection may be changed before the net death benefit becomes payable. If you make no selection, the beneficiary may select an option when the net death benefit becomes payable.

                                   APPENDIX D
                 ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current costs of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Allmerica Select II Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rate of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the premiums paid were invested each year to earn interest (after taxes) at 5%, compounded annually.

The policy values and death proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown in the tables take into account the deduction of the payment expense charge, the monthly deduction from Policy Value, the daily charge against the Variable Account for mortality and expense risks and for the Variable Account administrative charge (for the first ten Policy years). In the Current Cost of Insurance Charges tables, the Variable Account charges are equivalent to an effective annual rate of 0.80% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.65% thereafter. In the Guaranteed Cost of Insurance Charges tables, the Variable Account charges are equivalent to an effective annual rate of 0.95% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.80% thereafter.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 1.05% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 2001, ranged from an annual rate of 0.49% to an annual rate of 1.84% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 1.05% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.



Through December 31, 2002, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity

Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001. In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.



For FT VIP Franklin Small Cap Fund, the managers have agreed in advance to make estimated reductions of 0.08% of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Including these reductions, the total annual fund operating expenses are estimated to be 1.01%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT


Applying the mortality and expense risk charge, the administrative charge, and the average Fund advisory fees and operating expenses of 1.05% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.85%, 4.15% and 10.15%, respectively, during the first 10 Policy years and -1.70%, 4.30% and 10.30%, respectively, after that. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -2.00%, 4.00% and 10.00%, respectively, during the first 10 Policy years and -1.85%, 4.15% and 10.15%, respectively, after that.


The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 45

                                                          FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                 HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ---------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY     DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)  BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  --------
   1         4,410           0      3,167    250,000        62      3,384   250,000        278        3,600   250,000
   2         9,041       2,902      6,228    250,000     3,534      6,859   250,000      4,192        7,518   250,000
   3        13,903       6,255      9,165    250,000     7,502     10,412   250,000      8,856       11,766   250,000
   4        19,008       9,500     11,994    250,000    11,566     14,060   250,000     13,901       16,395   250,000
   5        24,368      12,620     14,699    250,000    15,711     17,790   250,000     19,350       21,428   250,000
   6        29,996      15,615     17,278    250,000    19,940     21,603   250,000     25,244       26,907   250,000
   7        35,906      18,476     19,723    250,000    24,247     25,494   250,000     31,624       32,871   250,000
   8        42,112      21,191     22,022    250,000    28,623     29,454   250,000     38,532       39,363   250,000
   9        48,627      23,751     24,167    250,000    33,062     33,478   250,000     46,018       46,433   250,000
   10       55,469      26,141     26,141    250,000    37,554     37,554   250,000     54,134       54,134   250,000
   11       62,652      28,397     28,397    250,000    42,143     42,143   250,000     63,001       63,001   250,000
   12       70,195      30,536     30,536    250,000    46,870     46,870   250,000     72,758       72,758   250,000
   13       78,114      32,562     32,562    250,000    51,746     51,746   250,000     83,511       83,511   250,000
   14       86,430      34,476     34,476    250,000    56,780     56,780   250,000     95,378       95,378   250,000
   15       95,161      36,271     36,271    250,000    61,976     61,976   250,000    108,487      108,487   250,000
   16      104,330      37,944     37,944    250,000    67,342     67,342   250,000    122,985      122,985   250,000
   17      113,956      39,491     39,491    250,000    72,887     72,887   250,000    139,039      139,039   250,000
   18      124,064      40,904     40,904    250,000    78,616     78,616   250,000    156,835      156,835   250,000
   19      134,677      42,173     42,173    250,000    84,537     84,537   250,000    176,589      176,589   250,000
   20      145,821      43,293     43,293    250,000    90,659     90,659   250,000    198,546      198,546   250,000
 Age 60     95,161      36,271     36,271    250,000    61,976     61,976   250,000    108,487      108,487   250,000
 Age 65    145,821      43,293     43,293    250,000    90,659     90,659   250,000    198,546      198,546   250,000
 Age 70    210,477      46,661     46,661    250,000   124,988    124,988   250,000    347,609      347,609   403,227
 Age 75    292,995      44,139     44,139    250,000   166,829    166,829   250,000    589,158      589,158   630,399


(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 45

                                                          FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                 HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ---------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY     DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)  BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  --------
   1         4,410           0      3,162    250,000        56      3,378   250,000        273        3,595   250,000
   2         9,041       2,887      6,213    250,000     3,518      6,843   250,000      4,175        7,501   250,000
   3        13,903       6,217      9,127    250,000     7,461     10,371   250,000      8,812       11,722   250,000
   4        19,008       9,444     11,938    250,000    11,503     13,997   250,000     13,830       16,324   250,000
   5        24,368      12,541     14,620    250,000    15,619     17,697   250,000     19,241       21,319   250,000
   6        29,996      15,487     17,150    250,000    19,788     21,450   250,000     25,063       26,725   250,000
   7        35,906      18,312     19,559    250,000    24,043     25,290   250,000     31,371       32,618   250,000
   8        42,112      20,993     21,825    250,000    28,365     29,196   250,000     38,196       39,027   250,000
   9        48,627      23,508     23,924    250,000    32,733     33,149   250,000     45,572       45,988   250,000
   10       55,469      25,835     25,835    250,000    37,129     37,129   250,000     53,542       53,542   250,000
   11       62,652      27,607     27,607    250,000    41,204     41,204   250,000     61,851       61,851   250,000
   12       70,195      29,176     29,176    250,000    45,305     45,305   250,000     70,913       70,913   250,000
   13       78,114      30,547     30,547    250,000    49,440     49,440   250,000     80,829       80,829   250,000
   14       86,430      31,700     31,700    250,000    53,594     53,594   250,000     91,690       91,690   250,000
   15       95,161      32,611     32,611    250,000    57,752     57,752   250,000    103,606      103,606   250,000
   16      104,330      33,258     33,258    250,000    61,901     61,901   250,000    116,708      116,708   250,000
   17      113,956      33,621     33,621    250,000    66,028     66,028   250,000    131,150      131,150   250,000
   18      124,064      33,674     33,674    250,000    70,121     70,121   250,000    147,115      147,115   250,000
   19      134,677      33,368     33,368    250,000    74,145     74,145   250,000    164,810      164,810   250,000
   20      145,821      32,626     32,626    250,000    78,047     78,047   250,000    184,476      184,476   250,000
 Age 60     95,161      32,611     32,611    250,000    57,752     57,752   250,000    103,606      103,606   250,000
 Age 65    145,821      32,626     32,626    250,000    78,047     78,047   250,000    184,476      184,476   250,000
 Age 70    210,477      20,941     20,941    250,000    95,103     95,103   250,000    318,500      318,500   369,459
 Age 75    292,995           0          0          0   103,415    103,415   250,000    531,300      531,300   568,491


(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 30

                                                               AMOUNT = $100,000

                                                            SUM INSURED OPTION 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                  HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  ---------
   1         2,100         665      1,742    101,742       775      1,853   101,853         886        1,963    101,963
   2         4,305       2,375      3,452    103,452     2,705      3,782   103,782       3,048        4,126    104,126
   3         6,620       4,187      5,130    105,130     4,849      5,791   105,791       5,565        6,507    106,507
   4         9,051       5,969      6,777    106,777     7,076      7,884   107,884       8,323        9,131    109,131
   5        11,604       7,708      8,382    108,382     9,378     10,052   110,052      11,335       12,008    112,008
   6        14,284       9,406      9,945    109,945    11,758     12,297   112,297      14,626       15,165    115,165
   7        17,098      11,075     11,479    111,479    14,231     14,635   114,635      18,238       18,642    118,642
   8        20,053      12,703     12,973    112,973    16,789     17,058   117,058      22,190       22,459    122,459
   9        23,156      14,293     14,427    114,427    19,434     19,569   119,569      26,516       26,651    126,651
   10       26,414      15,843     15,843    115,843    22,172     22,172   122,172      31,256       31,256    131,256
   11       29,834      17,241     17,241    117,241    24,902     24,902   124,902      36,359       36,359    136,359
   12       33,426      18,599     18,599    118,599    27,731     27,731   127,731      41,970       41,970    141,970
   13       37,197      19,916     19,916    119,916    30,663     30,663   130,663      48,140       48,140    148,140
   14       41,157      21,191     21,191    121,191    33,702     33,702   133,702      54,925       54,925    154,925
   15       45,315      22,424     22,424    122,424    36,850     36,850   136,850      62,387       62,387    162,387
   16       49,681      23,619     23,619    123,619    40,115     40,115   140,115      70,599       70,599    170,599
   17       54,265      24,768     24,768    124,768    43,495     43,495   143,495      79,630       79,630    179,630
   18       59,078      25,879     25,879    125,879    47,001     47,001   147,001      89,571       89,571    189,571
   19       64,132      26,951     26,951    126,951    50,637     50,637   150,637     100,515      100,515    200,515
   20       69,439      27,983     27,983    127,983    54,407     54,407   154,407     112,563      112,563    214,995
 Age 60    139,522      35,696     35,696    135,696   100,217    100,217   200,217     324,481      324,481    434,805
 Age 65    189,673      37,387     37,387    137,387   129,415    129,415   229,415     536,299      536,299    654,284
 Age 70    253,680      37,277     37,277    137,277   163,523    163,523   263,523     878,468      878,468  1,019,023
 Age 75    335,370      34,314     34,314    134,314   202,375    202,375   302,375   1,432,818    1,432,818  1,533,115


(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 30

                                                               AMOUNT = $100,000

                                                            SUM INSURED OPTION 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS           HYPOTHETICAL 0%                HYPOTHETICAL 6%                  HYPOTHETICAL 12%
          PAID PLUS       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
           INTEREST    -----------------------------  -----------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY     DEATH   SURRENDER   POLICY     DEATH    SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)  BENEFIT    VALUE    VALUE (2)  BENEFIT     VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  -------  ---------  ---------  -------  ------------  ---------  ---------
   1         2,100         662      1,739    101,739       773      1,850   101,850         883        1,960    101,960
   2         4,305       2,366      3,444    103,444     2,696      3,773   103,773       3,039        4,117    104,117
   3         6,620       4,171      5,114    105,114     4,831      5,774   105,774       5,546        6,489    106,489
   4         9,051       5,943      6,751    106,751     7,047      7,855   107,855       8,290        9,098    109,098
   5        11,604       7,670      8,343    108,343     9,333     10,006   110,006      11,282       11,955    111,955
   6        14,284       9,353      9,892    109,892    11,693     12,232   112,232      14,547       15,086    115,086
   7        17,098      11,005     11,409    111,409    14,142     14,546   114,546      18,125       18,529    118,529
   8        20,053      12,615     12,885    112,885    16,672     16,941   116,941      22,035       22,305    122,305
   9        23,156      14,184     14,319    114,319    19,285     19,419   119,419      26,310       26,445    126,445
   10       26,414      15,712     15,712    115,712    21,984     21,984   121,984      30,987       30,987    130,987
   11       29,834      17,080     17,080    117,080    24,663     24,663   124,663      36,006       36,006    136,006
   12       33,426      18,411     18,411    118,411    27,441     27,441   127,441      41,523       41,523    141,523
   13       37,197      19,694     19,694    119,694    30,310     30,310   130,310      47,574       47,574    147,574
   14       41,157      20,940     20,940    120,940    33,285     33,285   133,285      54,227       54,227    154,227
   15       45,315      22,141     22,141    122,141    36,360     36,360   136,360      61,529       61,529    161,529
   16       49,681      23,295     23,295    123,295    39,537     39,537   139,537      69,548       69,548    169,548
   17       54,265      24,404     24,404    124,404    42,822     42,822   142,822      78,355       78,355    178,355
   18       59,078      25,457     25,457    125,457    46,206     46,206   146,206      88,018       88,018    188,018
   19       64,132      26,466     26,466    126,466    49,706     49,706   149,706      98,637       98,637    198,637
   20       69,439      27,422     27,422    127,422    53,314     53,314   153,314     110,295      110,295    210,664
 Age 60    139,522      32,954     32,954    132,954    94,991     94,991   194,991     311,594      311,594    417,536
 Age 65    189,673      31,570     31,570    131,570   118,612    118,612   218,612     507,916      507,916    619,658
 Age 70    253,680      25,196     25,196    125,196   141,673    141,673   241,673     817,220      817,220    947,975
 Age 75    335,370      10,801     10,801    110,801   160,071    160,071   260,071   1,306,435    1,306,435  1,406,435


(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX E
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is computed on the date of issue and on each increase in face amount. The maximum surrender charge is a:

    - Deferred administrative charge of $8.50 per $1,000 of initial face amount (or face amount increase) AND

    - Deferred sales charge of 28.5% of payments received up to the guideline annual premium (GAP)

A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the date of issue and on each increase in face amount are shown in the table below. During the first two Policy years following the date of issue or an increase in face amount, the surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge is level for the first 24 Policy months, reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

The Factors used to compute the maximum surrender charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------

    0          N/A      9.44        N/A      9.21        N/A      9.39
    1          N/A      9.43        N/A      9.20        N/A      9.38
    2          N/A      9.46        N/A      9.23        N/A      9.41
    3          N/A      9.49        N/A      9.25        N/A      9.45
    4          N/A      9.53        N/A      9.28        N/A      9.48
    5          N/A      9.57        N/A      9.31        N/A      9.52
    6          N/A      9.62        N/A      9.34        N/A      9.56
    7          N/A      9.66        N/A      9.38        N/A      9.61
    8          N/A      9.72        N/A      9.41        N/A      9.65
    9          N/A      9.77        N/A      9.45        N/A      9.71
   10          N/A      9.83        N/A      9.49        N/A      9.76
   11          N/A      9.89        N/A      9.53        N/A      9.82
   12          N/A      9.95        N/A      9.58        N/A      9.88
   13          N/A     10.02        N/A      9.62        N/A      9.94
   14          N/A     10.09        N/A      9.67        N/A     10.01
   15          N/A     10.16        N/A      9.72        N/A     10.07
   16          N/A     10.22        N/A      9.78        N/A     10.13
   17          N/A     10.29        N/A      9.83        N/A     10.20
   18         9.90     10.36       9.67      9.89       9.85     10.26
   19         9.95     10.43       9.72      9.95       9.90     10.33
   20        10.00     10.50       9.77     10.01       9.96     10.40
   21        10.06     10.58       9.82     10.07      10.01     10.48
   22        10.12     10.66       9.88     10.14      10.07     10.55
   23        10.19     10.75       9.94     10.21      10.13     10.64
   24        10.25     10.84      10.00     10.29      10.20     10.73

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
   25        10.33     10.94      10.06     10.37      10.27     10.82
   26        10.41     11.04      10.13     10.46      10.35     10.92
   27        10.49     11.16      10.21     10.54      10.43     11.03
   28        10.58     11.28      10.28     10.64      10.52     11.15
   29        10.68     11.42      10.37     10.74      10.61     11.28
   30        10.78     11.56      10.45     10.84      10.71     11.41
   31        10.89     11.71      10.54     10.96      10.82     11.55
   32        11.00     11.87      10.64     11.07      10.93     11.70
   33        11.12     12.03      10.74     11.20      11.05     11.86
   34        11.25     12.21      10.85     11.33      11.17     12.03
   35        11.39     12.41      10.96     11.47      11.30     12.21
   36        11.54     12.61      11.08     11.61      11.44     12.40
   37        11.69     12.82      11.21     11.77      11.59     12.60
   38        11.85     13.05      11.34     11.93      11.75     12.82
   39        12.03     13.29      11.48     12.10      11.92     13.04
   40        12.21     13.54      11.63     12.28      12.09     13.28
   41        12.40     13.81      11.79     12.46      12.28     13.53
   42        12.61     14.09      11.95     12.66      12.47     13.79
   43        12.83     14.39      12.12     12.86      12.68     14.07
   44        13.06     14.71      12.30     13.07      12.90     14.36
   45        13.30     15.04      12.50     13.29      13.14     14.67
   46        13.56     15.39      12.70     13.53      13.38     14.99
   47        13.84     15.76      12.91     13.78      13.65     15.33
   48        14.13     16.16      13.14     14.04      13.93     15.69
   49        14.45     16.57      13.38     14.31      14.22     16.08
   50        14.78     17.02      13.64     14.60      14.54     16.48
   51        15.14     17.49      13.91     14.91      14.88     16.91
   52        15.52     17.99      14.20     15.23      15.24     17.37
   53        15.92     18.52      14.50     15.57      15.62     17.85
   54        16.35     19.08      14.82     15.93      16.03     18.36
   55        16.82     19.67      15.17     16.31      16.46     18.90
   56        17.31     20.29      15.53     16.71      16.93     19.47
   57        17.83     20.96      15.92     17.14      17.42     20.07
   58        18.39     21.66      16.34     17.60      17.95     20.70
   59        18.99     22.41      16.79     18.09      18.51     21.38
   60        19.63     23.20      17.28     18.62      19.11     22.10
   61        20.32     24.05      17.80     19.20      19.76     22.87
   62        21.06     24.96      18.37     19.81      20.46     23.68
   63        21.85     25.92      18.98     20.48      21.20     24.55
   64        22.69     26.94      19.63     21.18      22.00     25.47
   65        23.60     28.01      20.33     21.94      22.85     26.44
   66        24.57     29.15      21.08     22.74      23.77     27.46
   67        25.61     30.35      21.88     23.60      24.74     28.54
   68        26.73     31.63      22.75     24.52      25.80     29.69
   69        27.93     33.00      23.70     25.53      26.93     30.92
   70        29.23     34.46      24.74     26.63      28.16     32.24
   71        30.64     36.02      25.88     27.83      29.48     33.65
   72        32.13     37.70      27.13     29.15      30.90     35.17
   73        33.75     39.48      28.48     30.59      32.44     36.79

 Age at
issue or     Male       Male     Female     Female    Unisex     Unisex
increase   Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------   ---------   ------   ---------   ------   ---------   ------
   74        35.49     41.35      29.96     32.13      34.09     38.50
   75        37.33     43.32      31.56     33.79      35.85     40.30
   76        39.30     45.37      33.29     35.57      37.73     42.18
   77        41.40     47.52      35.16     37.48      39.74     44.16
   78        43.65     49.76      37.21     39.54      41.91     46.26
   79        46.08     52.15      39.45     41.79      44.25     48.51
   80        48.73     54.71      41.92     44.25      46.82     50.93

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the guideline annual premium ("GAP") equals $1,014.21. His maximum surrender charge is calculated as follows:


Maximum surrender charge per table (11.39 X 100) $1,139.00


During the first two Policy years after the date of issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred administrative charge                                   $850.00
        ($8.50/$1,000 of Face Amount)

    (2) Deferred sales charge                                             Varies
        (not to exceed 29% of Premiums received,  up to one GAP)

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,139.00. All payments are associated with the initial face amount unless the face amount is increased.

EXAMPLE 1:

Assume the Policy Owner surrenders the Policy in the 10th Policy month, having paid total payments of $900. The surrender charge would be $1,106.50.

EXAMPLE 2:

Assume the Policy Owner surrenders the Policy in the 60th month. Also assume that after the 24th Policy month, the maximum surrender charge decreases by 1/96 per month thereby reaching zero at the end of the 10th Policy year. In this example, the maximum surrender charge would be $711.

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1994. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB), and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

In Tables IA and IIA, performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, monthly insurance protection charges and surrender charges. We take a representative Policy owner and assume that:

    - The Insured is a male Age 36, standard (non-smoker) underwriting class

    - The Policy owner had allocations in each of the sub-accounts for the fund durations shown, and

    - There was a full surrender at the end of the applicable period

We may compare performance information for a sub-account in reports and promotional literature to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

    - Dow Jones Industrial Average ("DJIA")

    - Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

    - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    - Customer profiles and hypothetical payment and investment scenarios

    - Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.


In each table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2001. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2001
                         SINCE INCEPTION OF SUB-ACCOUNT
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Underwriting Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                                          10 YEARS
                                                     SUB-ACCOUNT     FOR YEAR                            OR LIFE OF
                                                     INCEPTION        ENDED                5            SUB-ACCOUNT
                                                       DATE          12/31/01            YEARS           (IF LESS)
AIT Equity Index Fund (Service Shares)               05/01/01                 N/A               N/A           -100.00%
AIT Money Market Fund (Service Shares)               05/01/95            -100.00%            -7.17%             -3.03%
AIT Select Aggressive Growth Fund (Service Shares)   05/01/95            -100.00%           -11.64%             -1.06%
AIT Select Capital Appreciation Fund (Service
 Shares)                                             05/01/95            -100.00%            -0.28%              7.83%
AIT Select Emerging Markets Fund (Service Shares)    02/20/98            -100.00%               N/A            -29.49%
AIT Select Growth and Income Fund (Service Shares)   05/01/95            -100.00%            -6.60%              2.51%
AIT Select Growth Fund (Service Shares)              05/01/95            -100.00%            -4.35%              3.87%
AIT Select International Equity Fund (Service
 Shares)                                             05/01/95            -100.00%           -10.13%             -1.15%
AIT Select Investment Grade Income Fund
 (Service Shares)                                    05/01/95            -100.00%            -5.73%             -1.23%
AIT Select Strategic Growth Fund (Service Shares)    02/20/98            -100.00%               N/A            -41.40%
AIT Select Strategic Income Fund (Service Shares)    05/01/01                 N/A               N/A           -100.00%
AIT Select Value Opportunity Fund (Service Shares)   02/20/98            -100.00%               N/A             -9.25%
AIM V.I. Aggressive Growth Fund                      05/01/01                 N/A               N/A           -100.00%
Alliance Growth and Income Portfolio (Class B)       05/01/01                 N/A               N/A           -100.00%
Alliance Premier Growth Portfolio (Class B)          05/01/01                 N/A               N/A           -100.00%
Fidelity VIP Equity-Income Portfolio                 05/01/95            -100.00%            -2.62%              4.32%
Fidelity VIP Growth Portfolio                        05/01/95            -100.00%            -0.10%              6.90%
Fidelity VIP High Income Portfolio                   05/01/95            -100.00%           -34.00%             -8.17%
FT VIP Franklin Small Cap Fund (Class 2)             05/01/01                 N/A               N/A           -100.00%
FT VIP Mutual Shares Securities Fund (Class 2)       05/01/01                 N/A               N/A           -100.00%
INVESCO VIF Health Sciences Fund                     05/01/01                 N/A               N/A           -100.00%
Janus Aspen Growth Portfolio (Service Shares)        05/01/01                 N/A               N/A           -100.00%
T. Rowe Price International Stock Portfolio          08/23/95            -100.00%           -12.95%             -6.34%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                       SINCE INCEPTION OF THE SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                       10 YEARS
                                                    SUB-ACCOUNT    FOR YEAR                           OR LIFE OF
                                                    INCEPTION        ENDED               5            SUB-ACCOUNT
                                                      DATE         12/31/01            YEARS           (IF LESS)
AIT Equity Index Fund (Service Shares)              05/01/01                N/A               N/A            -9.15%
AIT Money Market Fund (Service Shares)              05/01/95              3.45%             4.52%             4.56%
AIT Select Aggressive Growth Fund (Service Shares)  05/01/95            -22.26%             0.67%             6.35%
AIT Select Capital Appreciation Fund (Service
 Shares)                                            05/01/95             -1.92%            10.60%            14.56%
AIT Select Emerging Markets Fund (Service Shares)   02/20/98             -9.85%               N/A            -8.16%
AIT Select Growth and Income Fund (Service Shares)  05/01/95            -12.45%             5.02%             9.62%
AIT Select Growth Fund (Service Shares)             05/01/95            -25.31%             6.99%            10.87%
AIT Select International Equity Fund (Service
 Shares)                                            05/01/95            -22.15%             1.96%             6.26%
AIT Select Investment Grade Income Fund
 (Service Shares)                                   05/01/95              7.08%             5.78%             6.19%
AIT Select Strategic Growth Fund (Service Shares)   02/20/98            -29.85%               N/A           -16.93%
AIT Select Strategic Income Fund (Service Shares)   05/01/01                N/A               N/A             3.99%
AIT Select Value Opportunity Fund (Service Shares)  02/20/98             11.78%               N/A             8.25%
AIM V.I. Aggressive Growth Fund                     05/01/01                N/A               N/A           -13.50%
Alliance Growth and Income Portfolio (Class B)      05/01/01                N/A               N/A            -7.04%
Alliance Premier Growth Portfolio (Class B)         05/01/01                N/A               N/A           -14.13%
Fidelity VIP Equity-Income Portfolio                05/01/95             -5.72%             8.52%            11.29%
Fidelity VIP Growth Portfolio                       05/01/95            -18.31%            10.76%            13.69%
Fidelity VIP High Income Portfolio                  05/01/95            -12.44%            -4.35%            -0.05%
FT VIP Franklin Small Cap Fund (Class 2)            05/01/01                N/A               N/A            -6.80%
FT VIP Mutual Shares Securities Fund (Class 2)      05/01/01                N/A               N/A            -1.30%
INVESCO VIF Health Sciences Fund                    05/01/01                N/A               N/A             2.16%
Janus Aspen Growth Portfolio (Service Shares)       05/01/01                N/A               N/A           -21.10%
T. Rowe Price International Stock Portfolio         08/23/95            -22.84%            -0.45%             2.09%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Underwriting Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                                        10 YEARS
                                                     FUND          FOR YEAR                            OR LIFE OF
                                                    INCEPTION       ENDED                5                FUND
                                                     DATE          12/31/01            YEARS           (IF LESS)
AIT Equity Index Fund (Service Shares)*             09/28/90           -100.00%            -1.53%              7.60%
AIT Money Market Fund (Service Shares)*             04/29/85           -100.00%            -7.17%             -0.38%
AIT Select Aggressive Growth Fund (Service
 Shares)*                                           08/21/92           -100.00%           -11.64%              4.26%
AIT Select Capital Appreciation Fund (Service
 Shares)*                                           04/28/95           -100.00%            -0.28%              7.86%
AIT Select Emerging Markets Fund (Service Shares)*  02/20/98           -100.00%               N/A            -29.49%
AIT Select Growth and Income Fund (Service
 Shares)*                                           08/21/92           -100.00%            -6.60%              4.12%
AIT Select Growth Fund (Service Shares)*            08/21/92           -100.00%            -4.35%              4.71%
AIT Select International Equity Fund (Service
 Shares)*                                           05/02/94           -100.00%           -10.13%             -0.51%
AIT Select Investment Grade Income Fund (Service
 Shares)*                                           04/29/85           -100.00%            -5.73%              0.76%
AIT Select Strategic Growth Fund (Service Shares)*  02/20/98           -100.00%               N/A            -41.40%
AIT Select Strategic Income Fund (Service Shares)*  07/03/00           -100.00%               N/A            -72.12%
AIT Select Value Opportunity Fund (Service
 Shares)*                                           04/30/93           -100.00%             1.26%              8.10%
AIM V.I. Aggressive Growth Fund                     05/01/98           -100.00%               N/A            -19.36%
Alliance Growth and Income Portfolio (Class B)*     01/14/91           -100.00%             2.93%              9.84%
Alliance Premier Growth Portfolio (Class B)*        06/26/92           -100.00%             0.64%             10.38%
Fidelity VIP Equity-Income Portfolio                10/09/86           -100.00%            -2.62%              8.88%
Fidelity VIP Growth Portfolio                       10/09/86           -100.00%            -0.10%              8.58%
Fidelity VIP High Income Portfolio                  09/19/85           -100.00%           -34.00%              0.06%
FT VIP Franklin Small Cap Fund (Class 2)*           11/01/95           -100.00%            -1.62%              4.58%
FT VIP Mutual Shares Securities Fund (Class 2)*     11/08/96           -100.00%            -2.02%             -1.13%
INVESCO VIF Health Sciences Fund                    05/22/97           -100.00%               N/A              1.50%
Janus Aspen Growth Portfolio (Service Shares)*      09/13/93           -100.00%            -3.34%              5.47%
T. Rowe Price International Stock Portfolio         03/31/94           -100.00%           -12.95%             -3.54%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.


* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                                        10 YEARS
                                                     SUB-ACCOUNT    FOR YEAR                           OR LIFE OF
                                                     INCEPTION        ENDED               5            SUB-ACCOUNT
                                                       DATE         12/31/01            YEARS           (IF LESS)
AIT Equity Index Fund (Service Shares)*              09/28/90            -12.72%             9.49%            11.57%
AIT Money Market Fund (Service Shares)*              04/29/85              3.45%             4.52%             4.03%
AIT Select Aggressive Growth Fund (Service
 Shares)*                                            08/21/92            -22.26%             0.67%             8.74%
AIT Select Capital Appreciation Fund (Service
 Shares)*                                            04/28/95             -1.92%            10.60%            14.57%
AIT Select Emerging Markets Fund (Service Shares)*   02/20/98             -9.85%               N/A            -8.16%
AIT Select Growth and Income Fund (Service
 Shares)*                                            08/21/92            -12.45%             5.02%             8.61%
AIT Select Growth Fund (Service Shares)*             08/21/92            -25.31%             6.99%             9.17%
AIT Select International Equity Fund (Service
 Shares)*                                            05/02/94            -22.15%             1.96%             5.60%
AIT Select Investment Grade Income Fund (Service
 Shares)*                                            04/29/85              7.08%             5.78%             5.45%
AIT Select Strategic Growth Fund (Service Shares)*   02/20/98            -29.85%               N/A           -16.93%
AIT Select Strategic Income Fund (Service Shares)*   07/03/00              6.10%               N/A             7.70%
AIT Select Value Opportunity Fund (Service
 Shares)*                                            04/30/93             11.78%            11.98%            12.81%
AIM V.I. Aggressive Growth Fund                      05/01/98            -26.65%               N/A             1.49%
Alliance Growth and Income Portfolio (Class B)*      01/14/91             -0.61%            13.49%            13.71%
Alliance Premier Growth Portfolio (Class B)*         06/26/92            -18.07%            11.43%            14.48%
Fidelity VIP Equity-Income Portfolio                 10/09/86             -5.72%             8.52%            12.79%
Fidelity VIP Growth Portfolio                        10/09/86            -18.31%            10.76%            12.50%
Fidelity VIP High Income Portfolio                   09/19/85            -12.44%            -4.35%             4.44%
FT VIP Franklin Small Cap Fund (Class 2)*            11/01/95            -16.01%             9.41%            12.30%
FT VIP Mutual Shares Securities Fund (Class 2)*      11/08/96              6.08%             9.05%             9.48%
INVESCO VIF Health Sciences Fund                     05/22/97            -13.28%               N/A            13.85%
Janus Aspen Growth Portfolio (Service Shares)*       09/13/93            -25.50%             7.88%            10.60%
T. Rowe Price International Stock Portfolio          03/31/94            -22.84%            -0.45%             2.72%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.


* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2001    2000    1999
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.2  $  0.1  $  0.5
     Universal life and investment product
       policy fees..............................   363.1   382.2   328.1
     Net investment income......................   160.4   140.4   150.2
     Net realized investment losses.............    (5.9)  (15.2)   (8.7)
     Other income (Note 1)......................    79.5    88.0    38.9
                                                  ------  ------  ------
         Total revenues.........................   597.3   595.5   509.0
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   201.2   170.1   175.6
     Policy acquisition expenses................    68.8    70.5    49.8
     Other operating expenses (Note 1)..........   225.6   197.8   151.3
     Restructuring cost.........................    --       4.6    --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   495.6   443.0   376.7
                                                  ------  ------  ------
 Income before federal income taxes.............   101.7   152.5   132.3
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (12.3)  (36.7)   15.5
     Deferred...................................    40.1    69.7    30.5
                                                  ------  ------  ------
         Total federal income tax expense.......    27.8    33.0    46.0
                                                  ------  ------  ------
 Net income.....................................  $ 73.9  $119.5  $ 86.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2001       2000
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,994.4 and $1,262.2)............................  $ 2,001.9  $ 1,270.0
     Equity securities at fair value (cost of $42.3 and
       $41.2)............................................       35.3       35.8
     Mortgage loans......................................     --          200.1
     Policy loans........................................      192.7      185.4
     Real estate and other long-term investments.........        9.2       15.1
                                                           ---------  ---------
         Total investments...............................    2,239.1    1,706.4
                                                           ---------  ---------
   Cash and cash equivalents.............................       92.9       50.8
   Accrued investment income.............................       40.2       33.7
   Deferred policy acquisition costs.....................    1,511.2    1,344.2
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      302.4      280.2
   Other assets..........................................       93.6       69.3
   Separate account assets...............................   13,552.0   14,688.2
                                                           ---------  ---------
         Total assets....................................  $17,831.4  $18,172.8
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,690.5  $ 2,188.4
     Outstanding claims and losses.......................       15.5       15.6
     Unearned premiums...................................        2.3        2.5
     Contractholder deposit funds and other policy
       liabilities.......................................      165.6       42.5
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,873.9    2,249.0
                                                           ---------  ---------
   Expenses and taxes payable............................       85.8      138.6
   Reinsurance premiums payable..........................       18.3       16.4
   Deferred federal income taxes.........................      200.5      168.5
   Separate account liabilities..........................   13,552.0   14,688.2
                                                           ---------  ---------
         Total liabilities...............................   16,730.5   17,260.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      553.7      423.7
   Accumulated other comprehensive (loss) income.........      (10.4)       4.7
   Retained earnings.....................................      555.1      481.2
                                                           ---------  ---------
         Total shareholder's equity......................    1,100.9      912.1
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $17,831.4  $18,172.8
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2001     2000    1999
 -------------                                    --------  ------  ------
 COMMON STOCK...................................  $    2.5  $  2.5  $  2.5
                                                  --------  ------  ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     423.7   423.7   407.9
     Capital contribution by parent.............     130.0    --      15.8
                                                  --------  ------  ------
     Balance at end of period...................     553.7   423.7   423.7
                                                  --------  ------  ------
 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized appreciation (depreciation)
       on investments:
     Balance at beginning of period.............       4.7    (2.6)   24.1
     (Depreciation) appreciation during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........      (2.4)   11.2   (41.1)
         Benefit (provision) for deferred
           federal income taxes.................       0.9    (3.9)   14.4
                                                  --------  ------  ------
                                                      (1.5)    7.3   (26.7)
                                                  --------  ------  ------
     Balance at end of period...................       3.2     4.7    (2.6)
                                                  --------  ------  ------
     Minimum pension liability:
     Balance at beginning of period
     Increase (decrease) during the period:.....     --       --      --
         Increase in minimum pension
           liability............................     (20.8)   --      --
         Benefit for deferred federal income
           taxes................................       7.2    --      --
                                                  --------  ------  ------
                                                     (13.6)   --      --
                                                  --------  ------  ------
     Balance at end of period...................     (13.6)   --      --
                                                  --------  ------  ------
     Total accumulated other comprehensive
       (loss) income............................     (10.4)    4.7    (2.6)
                                                  --------  ------  ------
 RETAINED EARNINGS
     Balance at beginning of period.............     481.2   361.7   275.4
     Net income.................................      73.9   119.5    86.3
                                                  --------  ------  ------
     Balance at end of period...................     555.1   481.2   361.7
                                                  --------  ------  ------
         Total shareholder's equity.............  $1,100.9  $912.1  $785.3
                                                  ========  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2001    2000    1999
 -------------                                 ------  ------  ------
 Net income..................................  $ 73.9  $119.5  $ 86.3
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (2.4)   11.2   (41.1)
     Increase in minimum pension liability...   (20.8)   --      --
     Benefit (provision) for deferred federal
       income taxes..........................     8.1    (3.9)   14.4
                                               ------  ------  ------
     Other comprehensive (loss) income.......   (15.1)    7.3   (26.7)
                                               ------  ------  ------
     Comprehensive income....................  $ 58.8  $126.8  $ 59.6
                                               ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                    2001      2000     1999
 -------------                                 ----------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    73.9   $ 119.5  $  86.3
   Adjustments to reconcile net income to net
     cash used in operating activities:
         Net realized losses/(gains).........        5.9      15.2      8.7
         Net amortization and depreciation...       (2.8)     (3.8)    (2.3)
         Deferred federal income taxes.......       40.1      69.7     30.5
         Change in deferred acquisition
           costs.............................     (167.0)   (207.0)  (169.7)
         Change in reinsurance premiums
           payable...........................        2.4      (1.2)   (31.5)
         Change in accrued investment
           income............................       (6.5)      2.3     (2.5)
         Change in policy liabilities and
           accruals, net.....................      624.8     (86.8)    (8.4)
         Change in reinsurance receivable....      (22.2)      7.0     20.7
         Change in expenses and taxes
           payable...........................      (44.7)    (78.7)    64.1
         Other, net..........................      (24.3)    --       (14.8)
                                               ---------   -------  -------
             Net cash (used in) provided by
               operating activities..........      479.6    (163.8)   (18.9)
                                               ---------   -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................      543.3     512.4    330.9
     Proceeds from disposals of equity
       securities............................       14.8       1.0     30.9
     Proceeds from disposals of other
       investments...........................        9.3      15.6      0.8
     Proceeds from mortgages sold, matured or
       collected.............................      111.7      49.7     30.5
     Purchase of available-for-sale fixed
       maturities............................   (1,104.0)   (437.3)  (415.5)
     Purchase of equity securities...........      (10.3)    (16.0)   (20.2)
     Purchase of other investments...........       (3.2)    (45.9)   (44.1)
     Other investing activities, net.........       (7.6)      2.2      2.0
                                               ---------   -------  -------
         Net cash provided by (used in)
           investing activities..............     (446.0)     81.7    (84.7)
                                               ---------   -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........     --         --        14.6
     Proceeds from issuance of stock and
       capital paid in.......................        8.5     --         4.0
                                               ---------   -------  -------
         Net cash provided by financing
           activities........................        8.5     --        18.6
                                               ---------   -------  -------
 Net change in cash and cash equivalents.....       42.1     (82.1)   (85.0)
 Cash and cash equivalents, beginning of
  period.....................................       50.8     132.9    217.9
                                               ---------   -------  -------
 Cash and cash equivalents, end of period....  $    92.9   $  50.8  $ 132.9
                                               =========   =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $  --       $ --     $ --
     Income taxes (received) paid............  $   (11.1)  $  (5.6) $   4.4

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management, Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2001, December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $96.9 million, $89.7 million and $35.5 million, respectively, and total benefits, losses and expenses of $76.2 million, $62.0 million and $24.4 million, respectively. All significant inter-company accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency Inc. of Florida, Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

AFLIAC's operations primarily include the production, sale and administration of variable annuities and variable universal life as well as brokerage and non-institutional investment advisory services. Also, the Company is a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients.

The statutory stockholders' equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2001, there was one property in the Company's investment portfolio which was acquired upon the foreclosure of a mortgage loan. The asset is being carried at the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal. As of December 31, 2000, there were no real estate properties in the Company's investment portfolio.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3.5% to 9.5% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest that provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premium. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2001, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement is effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. Certain provisions of this statement are also applicable for goodwill and other intangible assets acquired after June 30, 2001, but prior to adoption of this statement. The adoption of Statement No. 142 did not have a material impact on its financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards
No. 141, BUSINESS COMBINATIONS ("Statement No. 141"), which requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting. It further specifies the criteria that intangible assets must meet in order to be recognized and reported apart from goodwill. The implementation of Statement No. 141 is not expected to have a material effect on the Company's financial statements.

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

In April 2001, the Company's parent, FAFLIC, contributed capital of $100.0 million consisting of approximately $91.5 of fixed maturity securities and $8.5 million of cash. In December 2001, an additional contribution of $30.0 million was declared, and paid in 2002.

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2001
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency Securities.......  $   10.6     $ 0.7       $--       $   11.3
States and political subdivisions.......       2.5       0.2       --             2.7
Foreign governments.....................      10.7       0.8       --            11.5
Corporate fixed maturities..............   1,624.0      40.9        40.2      1,624.7
Mortgage-backed securities..............     346.6       6.8         1.7        351.7
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,994.4     $49.4       $41.9     $2,001.9
                                          ========     =====       =====     ========
Equity securities.......................  $   42.3     $ 1.5       $ 8.5     $   35.3
                                          ========     =====       =====     ========

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency Securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2001, the amortized cost and market value of these assets on deposit in New York were $180.0 million and $182.9 million, respectively. At December 31, 2000, the amortized cost and market value of assets on deposit were $186.7 million and $189.8 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2001 and 2000, respectively.

There were no contractual fixed maturity investment commitments at December 31, 2001.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2001
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  249.1   $  251.5
Due after one year through five years.......................     540.5      554.9
Due after five years through ten years......................     752.3      748.7
Due after ten years.........................................     452.5      446.8
                                                              --------   --------
Total.......................................................  $1,994.4   $2,001.9
                                                              ========   ========

B.  MORTGAGE LOANS AND REAL ESTATE

At December 31, 2001 there were no mortgage loans in the Company's investment portfolio. At December 31, 2000, the Company's mortgage loans were diversified by property type and location. Mortgage loans were collateralized by the related properties and generally were no more than 75% of the property's value at the time the original loan was made. The carrying value of mortgage loans, net of applicable reserves, was $200.1 million at December 31, 2000. Reserves for mortgage loans were $1.7 million at December 31, 2000. During 2001, the Company received proceeds of $188.4 million as a result of the sale of $180.4 million of its mortgage loan portfolio. Of this, proceeds of $98.8 million resulted from the sale of $96.3 million of mortgage loans to the Company's affiliates, for consideration of $96.4 million in fixed maturity securities and $2.4 million in cash.

At December 31, 2001 there was one real estate property in the Company's investment portfolio. The Company did not hold any real estate investments in 2000. The real estate at December 31, 2001, which had a carrying value of $1.9 million, was acquired through the foreclosure of a mortgage loan and represents non-cash investing activity in 2001. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000 and 1999.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2001.

Mortgage loan investments for 2000 comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000
-------------                                                 ------
Property type:
  Office building...........................................  $116.7
  Industrial/warehouse......................................    52.8
  Retail....................................................    21.6
  Residential...............................................     7.8
  Other.....................................................     2.9
  Reserves..................................................    (1.7)
                                                              ------
Total.......................................................  $200.1
                                                              ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000
-------------                                                 ------
Geographic region:
  Pacific...................................................  $ 77.6
  South Atlantic............................................    58.4
  East North Central........................................    28.6
  Middle Atlantic...........................................    13.2
  New England...............................................    13.0
  West South Central........................................     1.8
  Other.....................................................     9.2
  Reserves..................................................    (1.7)
                                                              ------
Total.......................................................  $200.1
                                                              ======

During 2001, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

There were no mortgage loan investment reserves at December 31, 2001. As of December 31, 2000, the mortgage loan investment reserves were $1.7 million, which was deducted in arriving at investment carrying values as presented in the 2000 Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2001. The carrying value of impaired loans was $3.4 million, with related reserves of $0.4 million, as of December 31, 2000. All impaired loans were reserved for as of December 31, 2000. The four year rolling average carrying value of impaired loans was $2.2 million, $8.2 million and $14.3 million at December 31, 2001, 2000, and 1999, respectively. Related interest income while such loans were impaired was $1.0 million and $1.5 million at December 31, 2000 and 1999, respectively. There was no interest received in 2001 related to impaired loans at December 31, 2001.

C.  UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2001
Net appreciation, beginning of year.........................    $  2.0          2.7         4.7
                                                                ------        -----      ------
Net depreciation on available-for-sale securities...........      (2.0)        (2.3)       (4.3)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       1.9       --             1.9
(Provision) benefit from deferred federal income taxes......       0.1          0.8         0.9
                                                                ------        -----      ------
                                                                 --            (1.5)       (1.5)
                                                                ------        -----      ------
Net appreciation, end of year...............................    $  2.0          1.2         3.2
                                                                ======        =====      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net (depreciation) appreciation, beginning of year..........    $(10.4)       $ 7.8      $ (2.6)
                                                                ------        -----      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------        -----      ------
                                                                  12.4         (5.1)        7.3
                                                                ------        -----      ------
Net appreciation, end of year...............................    $  2.0        $ 2.7      $  4.7
                                                                ======        =====      ======

1999
Net appreciation, beginning of year.........................    $ 16.2        $ 7.9      $ 24.1
                                                                ------        -----      ------
Net depreciation on available-for-sale securities...........     (75.3)        (0.2)      (75.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      34.4       --            34.4
Benefit from deferred federal income taxes..................      14.3          0.1        14.4
                                                                ------        -----      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------        -----      ------
Net (depreciation) appreciation, end of year................    $(10.4)       $ 7.8      $ (2.6)
                                                                ======        =====      ======

(1) Includes net (depreciation) appreciation on other investments of $(0.7) million, $4.9 million and $(3.1) million in 2001, 2000 and 1999 respectively.

D.  OTHER

At December 31, 2001 and 2000, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $114.1  $103.8  $107.2
Mortgage loans..............................................    13.9    17.2    19.0
Equity securities...........................................     1.3     1.0     0.4
Policy loans................................................    15.1    14.0    12.4
Other long-term investments.................................     8.3     2.8     4.0
Short-term investments......................................     9.3     3.3     9.5
                                                              ------  ------  ------
    Gross investment income.................................   162.0   142.1   152.5
Less investment expenses....................................    (1.6)   (1.7)   (2.3)
                                                              ------  ------  ------
    Net investment income...................................  $160.4  $140.4  $150.2
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company had fixed maturities with a carrying value of $0.7 million and $0.2 million on non-accrual status at December 31, 2001 and 2000, respectively. There were no mortgage loans on non-accrual status at December 31, 2001 and 2000. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.8 million, $0.2 million and $1.2 million in 2001, 2000 and 1999, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured or modified loans as of December 31, 2001. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million at December 31, 2000. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million in 2000 and 1999. Actual interest income on these loans included in net investment income aggregated $1.0 million and $1.1 million in 2000 and 1999, respectively.

There were no mortgage loans which were non-income producing at December 31, 2001 and 2000. There were, however, fixed maturities with a carrying value of $0.4 million and $0.2 million at December 31, 2001 and 2000, respectively, which were non-income producing during 2001 and 2000.

Included in other long-term investments is income from limited partnerships of $0.5 million, $1.9 million and $0.9 million in 2001, 2000 and 1999, respectively.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(18.6) $(20.5) $(18.8)
Mortgage loans..............................................     8.0     0.7     0.8
Equity securities...........................................     5.6     0.9     8.5
Other long-term investments.................................    (0.9)    3.7     0.8
                                                              ------  ------  ------
Net realized investment losses..............................  $ (5.9) $(15.2) $ (8.7)
                                                              ======  ======  ======

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2001
Fixed maturities............................................     $287.0      $13.7  $ 6.3
Equity securities...........................................     $ 14.8      $ 5.6  $--
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company recognized losses of $25.1 million, $3.6 million and $17.5 million in 2001, 2000 and 1999, respectively, related to other-than-temporary impairments on fixed maturities and other securities.

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(5.5) million, $(2.9) million and $(18.0)
 million in 2001, 2000 and 1999, respectively)..............  $(10.0) $ (5.4) $(33.4)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(4.6) million,
 $(6.9) million and $(3.6) million in 2001, 2000 and 1999,
 respectively)..............................................  $ (8.5)  (12.7)   (6.7)
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $ (1.5) $  7.3  $(26.7)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

The estimated fair values of the financial instruments were as follows:

                                                                     2001                 2000
                                                              -------------------  -------------------
DECEMBER 31,                                                  CARRYING     FAIR    CARRYING     FAIR
(IN MILLIONS)                                                   VALUE     VALUE      VALUE     VALUE
-------------                                                 ---------  --------  ---------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   92.9   $   92.9  $   50.8   $   50.8
  Fixed maturities..........................................   2,001.9    2,001.9   1,270.0    1,270.0
  Equity securities.........................................      35.3       35.3      35.8       35.8
  Mortgage loans............................................     --         --        200.1      208.5
  Policy loans..............................................     192.7      192.7     185.4      185.4
                                                              --------   --------  --------   --------
                                                              $2,322.8   $2,322.8  $1,742.1   $1,750.5
                                                              ========   ========  ========   ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $1,532.6   $1,523.0  $  978.3   $  946.2
  Supplemental contracts without life contingencies.........      35.8       35.8      19.9       19.9
  Other individual contract deposit funds...................      30.8       30.9      23.8       23.8
                                                              --------   --------  --------   --------
                                                              $1,599.2   $1,589.7  $1,022.0   $  989.9
                                                              ========   ========  ========   ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000   1999
-------------                                                 ------  ------  -----
Federal income tax expense
  Current...................................................  $(12.3) $(36.7) $15.5
  Deferred..................................................    40.1    69.7   30.5
                                                              ------  ------  -----
Total.......................................................  $ 27.8  $ 33.0  $46.0
                                                              ======  ======  =====

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2001    2000   1999
-------------                                                 -----  ------  -----
Expected federal income tax expense.........................  $35.6  $ 53.4  $46.3
  Dividend received deduction...............................   (7.3)   (6.9)  --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   --     (13.3)  --
  Other, net................................................   (0.5)   (0.2)  (0.3)
                                                              -----  ------  -----
Federal income tax expense..................................  $27.8  $ 33.0  $46.0
                                                              =====  ======  =====

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2001     2000
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(170.4) $(227.2)
  Tax credit carryforwards..................................    (11.5)    (2.8)
  Deferred acquisition costs................................    428.2    398.3
  Investments, net..........................................     (1.2)     2.1
  Litigation reserves.......................................     (0.6)    (6.5)
  Loss carryforwards........................................    (51.0)    (8.0)
  Other, net................................................      7.0     12.6
                                                              -------  -------
Deferred tax liability, net.................................  $ 200.5  $ 168.5
                                                              =======  =======

Gross deferred income tax liabilities totaled $506.6 million and $423.6 million at December 31, 2001 and 2000, respectively. Gross deferred income tax assets totaled $306.1 million and $255.1 million at December 31, 2001 and 2000, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2001, there are available alternative minimum tax credit carryforwards and foreign tax credit recoverable of $4.7 million and $6.1 million, respectively. The alternative minimum tax credit carryforwards have no expiration date and the foreign tax credit expiring in 2002 will be carried back to 1995 and 1996. Also, at December 31, 2001, the Company has net operating loss carryforwards of $145.7 million expiring in 2015.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, that amounted to $217.7 million, $183.9 million and $173.9 million in 2001, 2000 and 1999 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $18.5 million and $16.6 million at December 31, 2001 and 2000, respectively.

In accordance with the above agreement, AFLIAC has recorded a $20.8 million minimum pension liability as of December 31, 2001.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2001, 2000 or 1999. During 2002, AFLIAC could pay dividends of $19.5 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement
No. 113").

The Company reinsures 100% of certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 35.6  $ 38.1  $ 41.3
  Assumed...................................................    --      --      --
  Ceded.....................................................   (35.4)  (38.0)  (40.8)
                                                              ------  ------  ------
Net premiums................................................  $  0.2  $  0.1  $  0.5
                                                              ======  ======  ======
Insurance and other individual policy benefits, claims and
 losses :
  Direct....................................................  $246.8  $191.6  $212.6
  Assumed...................................................    --      --      --
  Ceded.....................................................   (45.6)  (21.5)  (37.0)
                                                              ------  ------  ------
Net policy benefits, claims and losses......................  $201.2  $170.1  $175.6
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001      2000      1999
-------------                                                 --------  --------  --------
Balance at beginning of year................................  $1,344.2  $1,156.4  $  950.5
  Acquisition expenses deferred.............................     262.8     277.5     219.5
  Amortized to expense during the year......................     (68.8)    (70.5)    (49.8)
  Adjustment for commission buyout program..................     (29.2)    --        --
  Adjustment to equity during the year......................       2.2     (19.2)     36.2
                                                              --------  --------  --------
Balance at end of year......................................  $1,511.2  $1,344.2  $1,156.4
                                                              ========  ========  ========

During the first quarter of 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $244.2 million and $239.2 million at December 31, 2001 and 2000. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. In the second quarter of 2001, the Company recognized a pre-tax benefit of $5.2 million resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because on a statutory accounting basis policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001 the Company adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by the state of Delaware. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount that total capital and surplus would have been had the accounting principles been applied retroactively for all periods. As of January 1, 2001, the Company recorded a cumulative effect adjustment of $22.2 million. Included in this total adjustment is an increase in surplus of $22.5 million related to the establishment of deferred tax assets and a decrease in surplus of $0.3 million related to non-admitted assets. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2001     2000    1999
-------------                                                 -------  ------  ------
Statutory net income........................................  $(170.7) $(40.3) $  5.0
Statutory shareholder's surplus.............................  $ 194.9  $282.1  $342.7

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Allmerica Select Separate Account II of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Allmerica Select Separate Account II of Allmerica Financial Life Insurance and Annuity Company at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 28, 2002

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                              AIT SELECT   AIT SELECT   AIT SELECT               AIT SELECT
                                      AIT           AIT       AGGRESSIVE    CAPITAL      EMERGING   AIT SELECT     GROWTH
                                  EQUITY INDEX  MONEY MARKET    GROWTH    APPRECIATION   MARKETS      GROWTH     AND INCOME
                                  ------------  ------------  ----------  ------------  ----------  -----------  -----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....   $ 211,314     $4,709,679   $9,005,676   $9,116,377   $ 801,352   $11,847,099  $10,076,149
Investments in shares of AIM
  Variable Insurance Funds......          --             --          --            --          --            --          --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............          --             --          --            --          --            --          --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........          --             --          --            --          --            --          --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................          --             --          --            --          --            --          --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................          --             --          --            --          --            --          --
Investment in shares of Janus
  Aspen Series..................          --             --          --            --          --            --          --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................          --             --          --            --          --            --          --
                                   ---------     ----------   ----------   ----------   ----------  -----------  -----------
  Total assets..................     211,314      4,709,679   9,005,676     9,116,377     801,352    11,847,099  10,076,149
LIABILITIES:
Payable to Allmerica Financial
  Life Insurance and Annuity
  Company (Sponsor).............          --         39,093          --            --          --            --          --
                                   ---------     ----------   ----------   ----------   ----------  -----------  -----------
  Net assets....................   $ 211,314     $4,670,586   $9,005,676   $9,116,377   $ 801,352   $11,847,099  $10,076,149
                                   =========     ==========   ==========   ==========   ==========  ===========  ===========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........   $ 211,314     $4,670,586   $9,005,676   $9,116,377   $ 801,352   $11,847,099  $10,076,149
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........          --             --          --            --          --            --          --
                                   ---------     ----------   ----------   ----------   ----------  -----------  -----------
                                   $ 211,314     $4,670,586   $9,005,676   $9,116,377   $ 801,352   $11,847,099  $10,076,149
                                   =========     ==========   ==========   ==========   ==========  ===========  ===========
Units outstanding, December 31,
  2001..........................     232,603      3,469,856   5,974,045     3,682,757   1,113,211     5,951,881   5,460,451
Net asset value per unit,
  December 31, 2001.............   $0.908476     $ 1.346046   $1.507467    $ 2.475422   $0.719856   $  1.990480  $ 1.845296

                                   AIT SELECT
                                  INTERNATIONAL
                                     EQUITY
                                  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....   $7,909,427
Investments in shares of AIM
  Variable Insurance Funds......           --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........           --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................           --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................           --
Investment in shares of Janus
  Aspen Series..................           --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................           --
                                   ----------
  Total assets..................    7,909,427
LIABILITIES:
Payable to Allmerica Financial
  Life Insurance and Annuity
  Company (Sponsor).............           --
                                   ----------
  Net assets....................   $7,909,427
                                   ==========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........   $7,909,427
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........           --
                                   ----------
                                   $7,909,427
                                   ==========
Units outstanding, December 31,
  2001..........................    5,276,321
Net asset value per unit,
  December 31, 2001.............   $ 1.499042

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                                                                              ALLIANCE   ALLIANCE
                               AIT SELECT   AIT SELECT  AIT SELECT  AIT SELECT    AIM V.I.     GROWTH     PREMIER
                               INVESTMENT   STRATEGIC   STRATEGIC      VALUE     AGGRESSIVE  AND INCOME   GROWTH    FIDELITY VIP
                              GRADE INCOME    GROWTH      INCOME    OPPORTUNITY    GROWTH     CLASS B     CLASS B   EQUITY-INCOME
                              ------------  ----------  ----------  -----------  ----------  ----------  ---------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment
  Trust.....................   $4,348,214   $1,046,744  $ 152,926   $3,700,582   $      --   $      --   $      --   $       --
Investments in shares of AIM
  Variable Insurance
  Funds.....................           --          --          --           --      73,324          --          --           --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..........           --          --          --           --          --     560,180     399,446           --
Investments in shares of
  Fidelity Variable
  Insurance Products Fund
  (VIP).....................           --          --          --           --          --          --          --    9,341,478
Investment in shares of
  Franklin Templeton
  Insurance Products
  Trust.....................           --          --          --           --          --          --          --           --
Investment in shares of
  INVESCO Variable
  Investment Funds, Inc.....           --          --          --           --          --          --          --           --
Investment in shares of
  Janus Aspen Series........           --          --          --           --          --          --          --           --
Investment in shares of T.
  Rowe Price International
  Series, Inc...............           --          --          --           --          --          --          --           --
                               ----------   ----------  ---------   ----------   ---------   ---------   ---------   ----------
  Total assets..............    4,348,214   1,046,744     152,926    3,700,582      73,324     560,180     399,446    9,341,478
LIABILITIES:
Payable to Allmerica
  Financial Life Insurance
  and Annuity Company
  (Sponsor).................           --          --          --           --          --          --          --           --
                               ----------   ----------  ---------   ----------   ---------   ---------   ---------   ----------
  Net assets................   $4,348,214   $1,046,744  $ 152,926   $3,700,582   $  73,324   $ 560,180   $ 399,446   $9,341,478
                               ==========   ==========  =========   ==========   =========   =========   =========   ==========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies....   $4,348,214   $1,046,744  $ 152,926   $3,700,582   $  71,594   $ 560,180   $ 399,446   $9,341,478
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor).......           --          --          --           --       1,730          --          --           --
                               ----------   ----------  ---------   ----------   ---------   ---------   ---------   ----------
                               $4,348,214   $1,046,744  $ 152,926   $3,700,582   $  73,324   $ 560,180   $ 399,446   $9,341,478
                               ==========   ==========  =========   ==========   =========   =========   =========   ==========
Units outstanding,
  December 31, 2001.........    2,913,040   2,141,900     147,054    2,724,530      84,771     602,595     465,200    4,577,370
Net asset value per unit,
  December 31, 2001.........   $ 1.492672   $0.488699   $1.039936   $ 1.358246   $0.864970   $0.929613   $0.858655   $ 2.040796

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                                               FT VIP     FT VIP                                   T. ROWE
                                                              FRANKLIN    MUTUAL     INVESCO     JANUS ASPEN        PRICE
                                  FIDELITY VIP  FIDELITY VIP  SMALL CAP   SHARES    VIF HEALTH      GROWTH      INTERNATIONAL
                                     GROWTH     HIGH INCOME    CLASS 2    CLASS 2    SCIENCES   SERVICE SHARES      STOCK
                                  ------------  ------------  ---------  ---------  ----------  --------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $        --    $       --   $     --   $      --  $      --     $      --      $       --
Investments in shares of AIM
  Variable Insurance Funds......           --            --         --          --         --            --              --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............           --            --         --          --         --            --              --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........   10,432,633     3,313,999         --          --         --            --              --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................           --            --    434,278     587,148         --            --              --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................           --            --         --          --     99,445            --              --
Investment in shares of Janus
  Aspen Series..................           --            --         --          --         --        69,632              --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................           --            --         --          --         --            --       3,307,357
                                  -----------    ----------   ---------  ---------  ---------     ---------      ----------
  Total assets..................   10,432,633     3,313,999    434,278     587,148     99,445        69,632       3,307,357
LIABILITIES:
Payable to Allmerica Financial
  Life Insurance and Annuity
  Company (Sponsor).............           --            --         --          --         --            --              --
                                  -----------    ----------   ---------  ---------  ---------     ---------      ----------
  Net assets....................  $10,432,633    $3,313,999   $434,278   $ 587,148  $  99,445     $  69,632      $3,307,357
                                  ===========    ==========   =========  =========  =========     =========      ==========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $10,432,633    $3,313,999   $434,278   $ 587,148  $  97,402     $  68,054      $3,307,357
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........           --            --         --          --      2,043         1,578              --
                                  -----------    ----------   ---------  ---------  ---------     ---------      ----------
                                  $10,432,633    $3,313,999   $434,278   $ 587,148  $  99,445     $  69,632      $3,307,357
                                  ===========    ==========   =========  =========  =========     =========      ==========
Units outstanding, December 31,
  2001..........................    4,435,283     3,325,158    465,948     594,902     97,342        88,256       2,899,837
Net asset value per unit,
  December 31, 2001.............  $  2.352191    $ 0.996644   $0.932031  $0.986966  $1.021604     $0.788978      $ 1.140532

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                            STATEMENTS OF OPERATIONS

                                                            AIT                                    AIT SELECT
                                AIT                    MONEY MARKET                             AGGRESSIVE GROWTH
                            EQUITY INDEX            FOR THE YEAR ENDED                         FOR THE YEAR ENDED
                              FOR THE                  DECEMBER 31,                               DECEMBER 31,
                           PERIOD 5/1/01*  -------------------------------------  ---------------------------------------------
                            TO 12/31/01       2001         2000         1999           2001            2000           1999
                           --------------  -----------  -----------  -----------  --------------  --------------  -------------
INVESTMENT INCOME:
  Dividends..............     $ 1,025       $182,391     $267,571     $227,080     $        --     $        --     $       --
                              -------       --------     --------     --------     -----------     -----------     ----------
EXPENSES:
  Mortality and expense
    risk fees............         518         28,655       28,094       29,170          63,482          90,896         64,369
  Administrative expense
    fees.................         119          6,612        6,589        6,842          14,649          21,322         15,099
                              -------       --------     --------     --------     -----------     -----------     ----------
    Total expenses.......         637         35,267       34,683       36,012          78,131         112,218         79,468
                              -------       --------     --------     --------     -----------     -----------     ----------
    Net investment income
     (loss)..............         388        147,124      232,888      191,068         (78,131)       (112,218)       (79,468)
                              -------       --------     --------     --------     -----------     -----------     ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...       6,269             --           --           --       2,293,356       2,618,256             --
  Net realized gain
    (loss) from sales of
    investments..........      (3,895)            --           --           --        (837,571)        272,517         98,038
                              -------       --------     --------     --------     -----------     -----------     ----------
    Net realized gain
     (loss)..............       2,374             --           --           --       1,455,785       2,890,773         98,038
  Net unrealized gain
    (loss)...............      (5,492)            --           --           --      (4,038,804)     (6,628,072)     3,545,212
                              -------       --------     --------     --------     -----------     -----------     ----------
    Net realized and
     unrealized gain
     (loss)..............      (3,118)            --           --           --      (2,583,019)     (3,737,299)     3,643,250
                              -------       --------     --------     --------     -----------     -----------     ----------
    Net increase
     (decrease) in net
     assets from
     operations..........     $(2,730)      $147,124     $232,888     $191,068     $(2,661,150)    $(3,849,517)    $3,563,782
                              =======       ========     ========     ========     ===========     ===========     ==========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                            AIT SELECT CAPITAL APPRECIATION     AIT SELECT EMERGING MARKETS             AIT SELECT GROWTH
                                   FOR THE YEAR ENDED                FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                      DECEMBER 31,                      DECEMBER 31,                       DECEMBER 31,
                           ----------------------------------  ------------------------------  ------------------------------------
                              2001        2000        1999       2001       2000       1999       2001         2000         1999
                           -----------  ---------  ----------  ---------  ---------  --------  -----------  -----------  ----------
INVESTMENT INCOME:
  Dividends..............  $        --  $      --  $       --  $      --  $   1,402  $  3,706  $        --  $        --  $    6,938
                           -----------  ---------  ----------  ---------  ---------  --------  -----------  -----------  ----------
EXPENSES:
  Mortality and expense
    risk fees............       59,435     59,719      41,197      5,585      6,433     3,545       86,054      119,056      87,021
  Administrative expense
    fees.................       13,716     14,008       9,664      1,289      1,510       832       19,859       27,926      20,412
                           -----------  ---------  ----------  ---------  ---------  --------  -----------  -----------  ----------
    Total expenses.......       73,151     73,727      50,861      6,874      7,943     4,377      105,913      146,982     107,433
                           -----------  ---------  ----------  ---------  ---------  --------  -----------  -----------  ----------
    Net investment income
      (loss).............      (73,151)   (73,727)    (50,861)    (6,874)    (6,541)     (671)    (105,913)    (146,982)   (100,495)
                           -----------  ---------  ----------  ---------  ---------  --------  -----------  -----------  ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...      689,821    297,022       9,651         --     21,062        --      679,985    2,175,887     440,879
  Net realized gain
    (loss) from sales of
    investments..........      112,134    409,260      41,082   (304,215)    31,224    17,885     (628,717)     198,236     193,555
                           -----------  ---------  ----------  ---------  ---------  --------  -----------  -----------  ----------
    Net realized gain
      (loss).............      801,955    706,282      50,733   (304,215)    52,286    17,885       51,268    2,374,123     634,434
  Net unrealized gain
    (loss)...............   (1,000,359)  (139,253)  1,547,971    297,589   (497,432)  277,944   (4,151,774)  (5,858,244)  3,272,528
                           -----------  ---------  ----------  ---------  ---------  --------  -----------  -----------  ----------
    Net realized and
      unrealized gain
      (loss).............     (198,404)   567,029   1,598,704     (6,626)  (445,146)  295,829   (4,100,506)  (3,484,121)  3,906,962
                           -----------  ---------  ----------  ---------  ---------  --------  -----------  -----------  ----------
    Net increase
      (decrease) in net
      assets from
      operations.........  $  (271,555) $ 493,302  $1,547,843  $ (13,500) $(451,687) $295,158  $(4,206,419) $(3,631,103) $3,806,467
                           ===========  =========  ==========  =========  =========  ========  ===========  ===========  ==========

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)


                                             AIT SELECT GROWTH AND INCOME              AIT SELECT INTERNATIONAL EQUITY
                                                  FOR THE YEAR ENDED                          FOR THE YEAR ENDED
                                                     DECEMBER 31,                                DECEMBER 31,
                                       ----------------------------------------    ----------------------------------------
                                          2001           2000           1999          2001           2000           1999
                                       -----------    -----------    ----------    -----------    -----------    ----------
INVESTMENT INCOME:
  Dividends........................    $    59,212    $    93,114    $  116,721    $   144,168    $    52,866    $       --
                                       -----------    -----------    ----------    -----------    -----------    ----------
EXPENSES:
  Mortality and expense risk
    fees...........................         70,925         83,162        67,540         59,983         72,848        54,103
  Administrative expense fees......         16,368         19,507        15,842         13,843         17,088        12,691
                                       -----------    -----------    ----------    -----------    -----------    ----------
    Total expenses.................         87,293        102,669        83,382         73,826         89,936        66,794
                                       -----------    -----------    ----------    -----------    -----------    ----------
    Net investment income (loss)...        (28,081)        (9,555)       33,339         70,342        (37,070)      (66,794)
                                       -----------    -----------    ----------    -----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............             --      2,169,072       779,339      1,677,572        361,044            --
  Net realized gain (loss) from
    sales of investments...........       (635,625)       (21,989)       89,046       (772,053)       783,675       403,617
                                       -----------    -----------    ----------    -----------    -----------    ----------
    Net realized gain (loss).......       (635,625)     2,147,083       868,385        905,519      1,144,719       403,617
  Net unrealized gain (loss).......       (865,259)    (3,661,393)      794,354     (3,442,934)    (2,224,301)    2,127,716
                                       -----------    -----------    ----------    -----------    -----------    ----------
    Net realized and unrealized
      gain (loss)..................     (1,500,884)    (1,514,310)    1,662,739     (2,537,415)    (1,079,582)    2,531,333
                                       -----------    -----------    ----------    -----------    -----------    ----------
    Net increase (decrease) in net
      assets from operations.......    $(1,528,965)   $(1,523,865)   $1,696,078    $(2,467,073)   $(1,116,652)   $2,464,539
                                       ===========    ===========    ==========    ===========    ===========    ==========

                                                AIT SELECT
                                          INVESTMENT GRADE INCOME
                                            FOR THE YEAR ENDED
                                               DECEMBER 31,
                                     ---------------------------------
                                       2001        2000        1999
                                     --------    --------    ---------
INVESTMENT INCOME:
  Dividends........................  $231,152    $227,598    $ 212,376
                                     --------    --------    ---------
EXPENSES:
  Mortality and expense risk
    fees...........................    25,817      21,953       21,735
  Administrative expense fees......     5,957       5,150        5,098
                                     --------    --------    ---------
    Total expenses.................    31,774      27,103       26,833
                                     --------    --------    ---------
    Net investment income (loss)...   199,378     200,495      185,543
                                     --------    --------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............        --          --       26,470
  Net realized gain (loss) from
    sales of investments...........     3,202     (23,700)     (33,295)
                                     --------    --------    ---------
    Net realized gain (loss).......     3,202     (23,700)      (6,825)
  Net unrealized gain (loss).......    61,720     139,799     (236,038)
                                     --------    --------    ---------
    Net realized and unrealized
      gain (loss)..................    64,922     116,099     (242,863)
                                     --------    --------    ---------
    Net increase (decrease) in net
      assets from operations.......  $264,300    $316,594    $ (57,320)
                                     ========    ========    =========

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)


                                     AIT SELECT              AIT SELECT                  AIT SELECT                   AIM V.I.
                                  STRATEGIC GROWTH           STRATEGIC               VALUE OPPORTUNITY               AGGRESSIVE
                                 FOR THE YEAR ENDED            INCOME                FOR THE YEAR ENDED                GROWTH
                                    DECEMBER 31,              FOR THE                   DECEMBER 31,                  FOR THE
                           ------------------------------  PERIOD 5/1/01*  --------------------------------------  PERIOD 5/1/01*
                             2001       2000       1999     TO 12/31/01       2001         2000          1999       TO 12/31/01
                           ---------  ---------  --------  --------------  -----------  -----------  ------------  --------------
INVESTMENT INCOME:
  Dividends..............  $      --  $      50  $  2,639     $ 1,943       $ 20,137     $  6,322     $       6       $    --
                           ---------  ---------  --------     -------       --------     --------     ---------       -------
EXPENSES:
  Mortality and expense
    risk fees............      4,922      6,462     4,613         356         20,431       11,956         7,226           204
  Administrative expense
    fees.................      1,136      1,516     1,083          82          4,715        2,804         1,695            47
                           ---------  ---------  --------     -------       --------     --------     ---------       -------
    Total expenses.......      6,058      7,978     5,696         438         25,146       14,760         8,921           251
                           ---------  ---------  --------     -------       --------     --------     ---------       -------
    Net investment income
      (loss).............     (6,058)    (7,928)   (3,057)      1,505         (5,009)      (8,438)       (8,915)         (251)
                           ---------  ---------  --------     -------       --------     --------     ---------       -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --     31,053        --       2,401        340,116       16,522        63,281            --
  Net realized gain
    (loss) from sales of
    investments..........   (138,319)     2,440     3,387         128         83,698       64,768         3,266          (296)
                           ---------  ---------  --------     -------       --------     --------     ---------       -------
    Net realized gain
      (loss).............   (138,319)    33,493     3,387       2,529        423,814       81,290        66,547          (296)
  Net unrealized gain
    (loss)...............    (94,980)  (473,219)  108,948      (3,449)       (58,708)     424,295      (100,511)       (7,700)
                           ---------  ---------  --------     -------       --------     --------     ---------       -------
    Net realized and
      unrealized gain
      (loss).............   (233,299)  (439,726)  112,335        (920)       365,106      505,585       (33,964)       (7,996)
                           ---------  ---------  --------     -------       --------     --------     ---------       -------
    Net increase
      (decrease) in net
      assets from
      operations.........  $(239,357) $(447,654) $109,278     $   585       $360,097     $497,147     $ (42,879)      $(8,247)
                           =========  =========  ========     =======       ========     ========     =========       =======

                              ALLIANCE
                               GROWTH
                             AND INCOME
                              CLASS B
                              FOR THE
                           PERIOD 5/1/01*
                            TO 12/31/01
                           --------------
INVESTMENT INCOME:
  Dividends..............     $   249
                              -------
EXPENSES:
  Mortality and expense
    risk fees............       1,219
  Administrative expense
    fees.................         281
                              -------
    Total expenses.......       1,500
                              -------
    Net investment income
      (loss).............      (1,251)
                              -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...       1,925
  Net realized gain
    (loss) from sales of
    investments..........         556
                              -------
    Net realized gain
      (loss).............       2,481
  Net unrealized gain
    (loss)...............        (469)
                              -------
    Net realized and
      unrealized gain
      (loss).............       2,012
                              -------
    Net increase
      (decrease) in net
      assets from
      operations.........     $   761
                              =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                              ALLIANCE
                              PREMIER                    FIDELITY VIP                                  FIDELITY
                               GROWTH                   EQUITY-INCOME                                 VIP GROWTH
                              CLASS B                 FOR THE YEAR ENDED                          FOR THE YEAR ENDED
                              FOR THE                    DECEMBER 31,                                DECEMBER 31,
                           PERIOD 5/1/01*  ----------------------------------------  ---------------------------------------------
                            TO 12/31/01         2001          2000         1999           2001            2000           1999
                           --------------  --------------  -----------  -----------  --------------  --------------  -------------
INVESTMENT INCOME:
  Dividends..............     $    --       $   162,240     $144,894     $102,500     $     9,484     $    15,080     $   12,390
                              -------       -----------     --------     --------     -----------     -----------     ----------
EXPENSES:
  Mortality and expense
    risk fees............         884            62,201       57,108       52,629          76,556          95,952         60,866
  Administrative expense
    fees.................         204            14,354       13,395       12,345          17,666          22,507         14,278
                              -------       -----------     --------     --------     -----------     -----------     ----------
    Total expenses.......       1,088            76,555       70,503       64,974          94,222         118,459         75,144
                              -------       -----------     --------     --------     -----------     -----------     ----------
    Net investment income
      (loss).............      (1,088)           85,685       74,391       37,526         (84,738)       (103,379)       (62,754)
                              -------       -----------     --------     --------     -----------     -----------     ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...       3,204           455,817      545,878      226,579         891,489       1,500,480        779,015
  Net realized gain
    (loss) from sales of
    investments..........        (589)          (33,786)       9,977       72,945        (735,548)        432,504        169,742
                              -------       -----------     --------     --------     -----------     -----------     ----------
    Net realized gain
      (loss).............       2,615           422,031      555,855      299,524         155,941       1,932,984        948,757
  Net unrealized gain
    (loss)...............         567        (1,092,512)      51,200       47,631      (2,617,497)     (3,690,627)     2,302,712
                              -------       -----------     --------     --------     -----------     -----------     ----------
    Net realized and
      unrealized gain
      (loss).............       3,182          (670,481)     607,055      347,155      (2,461,556)     (1,757,643)     3,251,469
                              -------       -----------     --------     --------     -----------     -----------     ----------
    Net increase
      (decrease) in net
      assets from
      operations.........     $ 2,094       $  (584,796)    $681,446     $384,681     $(2,546,294)    $(1,861,022)    $3,188,715
                              =======       ===========     ========     ========     ===========     ===========     ==========


                                            FIDELITY
                                        VIP HIGH INCOME
                                       FOR THE YEAR ENDED
                                          DECEMBER 31,
                           ------------------------------------------
                               2001           2000           1999
                           ------------  --------------  ------------
INVESTMENT INCOME:
  Dividends..............   $ 475,675     $   322,113     $ 372,689
                            ---------     -----------     ---------
EXPENSES:
  Mortality and expense
    risk fees............      23,719          29,481        28,845
  Administrative expense
    fees.................       5,474           6,915         6,767
                            ---------     -----------     ---------
    Total expenses.......      29,193          36,396        35,612
                            ---------     -----------     ---------
    Net investment income
      (loss).............     446,482         285,717       337,077
                            ---------     -----------     ---------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...          --              --        13,932
  Net realized gain
    (loss) from sales of
    investments..........    (354,043)       (111,487)     (104,455)
                            ---------     -----------     ---------
    Net realized gain
      (loss).............    (354,043)       (111,487)      (90,523)
  Net unrealized gain
    (loss)...............    (579,206)     (1,322,552)       41,910
                            ---------     -----------     ---------
    Net realized and
      unrealized gain
      (loss).............    (933,249)     (1,434,039)      (48,613)
                            ---------     -----------     ---------
    Net increase
      (decrease) in net
      assets from
      operations.........   $(486,767)    $(1,148,322)    $ 288,464
                            =========     ===========     =========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                               FT VIP          FT VIP                       JANUS ASPEN
                              FRANKLIN         MUTUAL       INVESCO VIF        GROWTH
                             SMALL CAP         SHARES          HEALTH         SERVICE
                              CLASS 2         CLASS 2         SCIENCES         SHARES
                              FOR THE         FOR THE         FOR THE         FOR THE
                           PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*  PERIOD 5/1/01*
                            TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01
                           --------------  --------------  --------------  --------------
INVESTMENT INCOME:
  Dividends..............     $    47         $   430          $  331         $    --
                              -------         -------          ------         -------
EXPENSES:
  Mortality and expense
    risk fees............         692             933             218             225
  Administrative expense
    fees.................         160             216              50              52
                              -------         -------          ------         -------
    Total expenses.......         852           1,149             268             277
                              -------         -------          ------         -------
    Net investment income
      (loss).............        (805)           (719)             63            (277)
                              -------         -------          ------         -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...          --           1,445              --              75
  Net realized gain
    (loss) from sales of
    investments..........          (2)           (445)          1,742           2,643
                              -------         -------          ------         -------
    Net realized gain
      (loss).............          (2)          1,000           1,742           2,718
  Net unrealized gain
    (loss)...............      18,013          (5,318)            183          (8,102)
                              -------         -------          ------         -------
    Net realized and
      unrealized gain
      (loss).............      18,011          (4,318)          1,925          (5,384)
                              -------         -------          ------         -------
    Net increase
      (decrease) in net
      assets from
      operations.........     $17,206         $(5,037)         $1,988         $(5,661)
                              =======         =======          ======         =======


                                           T. ROWE PRICE
                                        INTERNATIONAL STOCK
                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                           ---------------------------------------------
                                2001            2000           1999
                           --------------  --------------  -------------
INVESTMENT INCOME:
  Dividends..............   $    73,155     $    33,055     $   19,580
                            -----------     -----------     ----------
EXPENSES:
  Mortality and expense
    risk fees............        26,073          34,793         26,434
  Administrative expense
    fees.................         6,016           8,161          6,201
                            -----------     -----------     ----------
    Total expenses.......        32,089          42,954         32,635
                            -----------     -----------     ----------
    Net investment income
      (loss).............        41,066          (9,899)       (13,055)
                            -----------     -----------     ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...            --         158,662         61,539
  Net realized gain
    (loss) from sales of
    investments..........      (808,047)        436,469        220,213
                            -----------     -----------     ----------
    Net realized gain
      (loss).............      (808,047)        595,131        281,752
  Net unrealized gain
    (loss)...............      (346,923)     (1,585,859)     1,036,965
                            -----------     -----------     ----------
    Net realized and
      unrealized gain
      (loss).............    (1,154,970)       (990,728)     1,318,717
                            -----------     -----------     ----------
    Net increase
      (decrease) in net
      assets from
      operations.........   $(1,113,904)    $(1,000,627)    $1,305,662
                            ===========     ===========     ==========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           AIT                                   AIT SELECT
                               AIT                    MONEY MARKET                           AGGRESSIVE GROWTH
                           EQUITY INDEX                YEAR ENDED                                YEAR ENDED
                           PERIOD FROM                DECEMBER 31,                              DECEMBER 31,
                            5/1/01* TO   ---------------------------------------  ----------------------------------------
                             12/31/01       2001          2000          1999          2001          2000          1999
                           ------------  -----------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............    $    388    $  147,124   $   232,888   $   191,068   $   (78,131)  $  (112,218)  $   (79,468)
    Net realized gain
      (loss).............       2,374            --            --            --     1,455,785     2,890,773        98,038
    Net unrealized gain
      (loss).............      (5,492)           --            --            --    (4,038,804)   (6,628,072)    3,545,212
                             --------    ----------   -----------   -----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets from
      operations.........      (2,730)      147,124       232,888       191,068    (2,661,150)   (3,849,517)    3,563,782
                             --------    ----------   -----------   -----------   -----------   -----------   -----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........       9,793     1,843,049     5,099,773     8,499,350     1,811,645     2,291,536     2,125,768
    Terminations.........        (728)     (586,632)     (309,200)     (437,319)      (91,980)     (255,634)     (121,893)
    Insurance and other
      charges............      (5,757)     (380,043)     (364,993)     (432,293)     (729,840)     (735,825)     (578,716)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     217,298      (587,044)   (4,866,264)   (7,249,751)     (814,173)      705,553       373,435
    Other transfers from
      (to) the General
      Account............      (6,686)       30,200        68,867      (351,420)      (88,823)     (230,073)     (148,963)
    Net increase
      (decrease) in
      investment by
      Sponsor............         124            --            --            --            --            --            --
                             --------    ----------   -----------   -----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     214,044       319,530      (371,817)       28,567        86,829     1,775,557     1,649,631
                             --------    ----------   -----------   -----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets.............     211,314       466,654      (138,929)      219,635    (2,574,321)   (2,073,960)    5,213,413
  NET ASSETS:
    Beginning of year....          --     4,203,932     4,342,861     4,123,226    11,579,997    13,653,957     8,440,544
                             --------    ----------   -----------   -----------   -----------   -----------   -----------
    End of year..........    $211,314    $4,670,586   $ 4,203,932   $ 4,342,861   $ 9,005,676   $11,579,997   $13,653,957
                             ========    ==========   ===========   ===========   ===========   ===========   ===========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       AIT SELECT                         AIT SELECT            AIT SELECT
                                  CAPITAL APPRECIATION                 EMERGING MARKETS           GROWTH
                                       YEAR ENDED                         YEAR ENDED            YEAR ENDED
                                      DECEMBER 31,                       DECEMBER 31,           DECEMBER 31,
                           -----------------------------------  ------------------------------  -----------
                              2001         2000        1999       2001       2000       1999       2001
                           -----------  ----------  ----------  ---------  ---------  --------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $   (73,151) $  (73,727) $  (50,861) $  (6,874) $  (6,541) $   (671) $  (105,913)
    Net realized gain
      (loss).............      801,955     706,282      50,733   (304,215)    52,286    17,885       51,268
    Net unrealized gain
      (loss).............   (1,000,359)   (139,253)  1,547,971    297,589   (497,432)  277,944   (4,151,774)
                           -----------  ----------  ----------  ---------  ---------  --------  -----------
    Net increase
      (decrease) in net
      assets from
      operations.........     (271,555)    493,302   1,547,843    (13,500)  (451,687)  295,158   (4,206,419)
                           -----------  ----------  ----------  ---------  ---------  --------  -----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    1,352,199   1,584,596   1,816,681    261,114    294,713   226,199    2,016,123
    Terminations.........     (202,356)   (157,779)   (104,605)   (18,197)   (19,457)  (10,830)    (145,434)
    Insurance and other
      charges............     (776,160)   (618,689)   (471,791)   (76,006)   (69,263)  (34,424)    (982,743)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     (844,907)    766,772     118,892   (154,501)   168,028   169,423   (1,065,114)
    Other transfers from
      (to) the General
      Account............      (59,927)   (332,312)   (139,336)   (13,490)   (36,436)   (9,686)    (112,660)
    Net increase
      (decrease) in
      investment by
      Sponsor............           --          --          --         --         --        --           --
                           -----------  ----------  ----------  ---------  ---------  --------  -----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     (531,151)  1,242,588   1,219,841     (1,080)   337,585   340,682     (289,828)
                           -----------  ----------  ----------  ---------  ---------  --------  -----------
    Net increase
      (decrease) in net
      assets.............     (802,706)  1,735,890   2,767,684    (14,580)  (114,102)  635,840   (4,496,247)
  NET ASSETS:
    Beginning of year....    9,919,083   8,183,193   5,415,509    815,932    930,034   294,194   16,343,346
                           -----------  ----------  ----------  ---------  ---------  --------  -----------
    End of year..........  $ 9,116,377  $9,919,083  $8,183,193  $ 801,352  $ 815,932  $930,034  $11,847,099
                           ===========  ==========  ==========  =========  =========  ========  ===========

                                  AIT SELECT
                                    GROWTH
                                  YEAR ENDED
                               DECEMBER 31,
                           ------------------------
                              2000         1999
                           -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $  (146,982) $  (100,495)
    Net realized gain
      (loss).............    2,374,123      634,434
    Net unrealized gain
      (loss).............   (5,858,244)   3,272,528
                           -----------  -----------
    Net increase
      (decrease) in net
      assets from
      operations.........   (3,631,103)   3,806,467
                           -----------  -----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    2,766,330    2,584,751
    Terminations.........     (406,360)    (113,850)
    Insurance and other
      charges............     (981,717)    (773,212)
    Transfers between
      sub-accounts
      (including fixed
      account), net......      866,872    2,157,977
    Other transfers from
      (to) the General
      Account............     (170,555)    (171,538)
    Net increase
      (decrease) in
      investment by
      Sponsor............           --           --
                           -----------  -----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    2,074,570    3,684,128
                           -----------  -----------
    Net increase
      (decrease) in net
      assets.............   (1,556,533)   7,490,595
  NET ASSETS:
    Beginning of year....   17,899,879   10,409,284
                           -----------  -----------
    End of year..........  $16,343,346  $17,899,879
                           ===========  ===========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                        AIT SELECT                             AIT SELECT
                                     GROWTH AND INCOME                    INTERNATIONAL EQUITY
                                        YEAR ENDED                             YEAR ENDED
                                       DECEMBER 31,                           DECEMBER 31,
                           -------------------------------------  -------------------------------------
                              2001         2000         1999         2001         2000         1999
                           -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $   (28,081) $    (9,555) $    33,339  $    70,342  $   (37,070) $   (66,794)
    Net realized gain
      (loss).............     (635,625)   2,147,083      868,385      905,519    1,144,719      403,617
    Net unrealized gain
      (loss).............     (865,259)  (3,661,393)     794,354   (3,442,934)  (2,224,301)   2,127,716
                           -----------  -----------  -----------  -----------  -----------  -----------
    Net increase
      (decrease) in net
      assets from
      operations.........   (1,528,965)  (1,523,865)   1,696,078   (2,467,073)  (1,116,652)   2,464,539
                           -----------  -----------  -----------  -----------  -----------  -----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    1,275,821    1,882,617    1,816,620    1,336,601    1,773,173    1,611,539
    Terminations.........      (85,428)    (261,734)    (109,642)    (101,393)    (157,444)     (95,538)
    Insurance and other
      charges............     (883,207)    (749,619)    (642,172)    (633,123)    (573,451)    (471,025)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     (693,620)     610,798      729,016   (1,142,682)     (49,602)     554,738
    Other transfers from
      (to) the General
      Account............     (116,461)     (76,341)    (105,558)     (50,627)     (98,255)     (83,308)
    Net increase
      (decrease) in
      investment by
      Sponsor............           --           --           --           --           --           --
                           -----------  -----------  -----------  -----------  -----------  -----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     (502,895)   1,405,721    1,688,264     (591,224)     894,421    1,516,406
                           -----------  -----------  -----------  -----------  -----------  -----------
    Net increase
      (decrease) in net
      assets.............   (2,031,860)    (118,144)   3,384,342   (3,058,297)    (222,231)   3,980,945
  NET ASSETS:
    Beginning of year....   12,108,009   12,226,153    8,841,811   10,967,724   11,189,955    7,209,010
                           -----------  -----------  -----------  -----------  -----------  -----------
    End of year..........  $10,076,149  $12,108,009  $12,226,153  $ 7,909,427  $10,967,724  $11,189,955
                           ===========  ===========  ===========  ===========  ===========  ===========

                                       AIT SELECT
                                INVESTMENT GRADE INCOME
                                       YEAR ENDED
                                      DECEMBER 31,
                           ----------------------------------
                              2001        2000        1999
                           ----------  ----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $  199,378  $  200,495  $  185,543
    Net realized gain
      (loss).............       3,202     (23,700)     (6,825)
    Net unrealized gain
      (loss).............      61,720     139,799    (236,038)
                           ----------  ----------  ----------
    Net increase
      (decrease) in net
      assets from
      operations.........     264,300     316,594     (57,320)
                           ----------  ----------  ----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     555,999     560,674     904,312
    Terminations.........    (212,454)    (24,890)    (18,153)
    Insurance and other
      charges............    (346,289)   (254,027)   (251,970)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     348,644      (5,957)   (394,040)
    Other transfers from
      (to) the General
      Account............     (34,281)    (25,365)    (11,695)
    Net increase
      (decrease) in
      investment by
      Sponsor............          --          --          --
                           ----------  ----------  ----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     311,619     250,435     228,454
                           ----------  ----------  ----------
    Net increase
      (decrease) in net
      assets.............     575,919     567,029     171,134
  NET ASSETS:
    Beginning of year....   3,772,295   3,205,266   3,034,132
                           ----------  ----------  ----------
    End of year..........  $4,348,214  $3,772,295  $3,205,266
                           ==========  ==========  ==========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                     AIT SELECT                                               AIT SELECT
                                  STRATEGIC GROWTH             AIT SELECT                  VALUE OPPORTUNITY
                                     YEAR ENDED             STRATEGIC INCOME                  YEAR ENDED
                                    DECEMBER 31,              PERIOD FROM                    DECEMBER 31,
                           -------------------------------     5/1/01* TO     -------------------------------------------
                              2001       2000       1999        12/31/01          2001           2000           1999
                           ----------  ---------  --------  ----------------  -------------  -------------  -------------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $   (6,058) $  (7,928) $ (3,057)     $  1,505       $   (5,009)    $   (8,438)    $   (8,915)
    Net realized gain
      (loss).............    (138,319)    33,493     3,387         2,529          423,814         81,290         66,547
    Net unrealized gain
      (loss).............     (94,980)  (473,219)  108,948        (3,449)         (58,708)       424,295       (100,511)
                           ----------  ---------  --------      --------       ----------     ----------     ----------
    Net increase
      (decrease) in net
      assets from
      operations.........    (239,357)  (447,654)  109,278           585          360,097        497,147        (42,879)
                           ----------  ---------  --------      --------       ----------     ----------     ----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     289,324    267,038   308,044         7,618          570,319        535,850        518,429
    Terminations.........      (6,873)   (11,122)   (3,128)           --          (53,684)       (23,740)        (6,936)
    Insurance and other
      charges............     (78,654)   (72,939)  (48,752)       (3,823)        (267,546)      (147,571)       (92,535)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     309,932     98,357   155,088       148,579          618,096        247,318        221,042
    Other transfers from
      (to) the General
      Account............      (7,128)    (5,884)   (7,995)           73          (27,135)       (17,223)       (13,504)
    Net increase
      (decrease) in
      investment by
      Sponsor............          --         --        --          (106)              --             --             --
                           ----------  ---------  --------      --------       ----------     ----------     ----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     506,601    275,450   403,257       152,341          840,050        594,634        626,496
                           ----------  ---------  --------      --------       ----------     ----------     ----------
    Net increase
      (decrease) in net
      assets.............     267,244   (172,204)  512,535       152,926        1,200,147      1,091,781        583,617
  NET ASSETS:
    Beginning of year....     779,500    951,704   439,169            --        2,500,435      1,408,654        825,037
                           ----------  ---------  --------      --------       ----------     ----------     ----------
    End of year..........  $1,046,744  $ 779,500  $951,704      $152,926       $3,700,582     $2,500,435     $1,408,654
                           ==========  =========  ========      ========       ==========     ==========     ==========

                                               ALLIANCE
                                                GROWTH
                               AIM V.I.       AND INCOME
                           AGGRESSIVE GROWTH    CLASS B
                              PERIOD FROM     PERIOD FROM
                              5/1/01* TO      5/1/01* TO
                               12/31/01        12/31/01
                           -----------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............       $  (251)       $ (1,251)
    Net realized gain
      (loss).............          (296)          2,481
    Net unrealized gain
      (loss).............        (7,700)           (469)
                                -------        --------
    Net increase
      (decrease) in net
      assets from
      operations.........        (8,247)            761
                                -------        --------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........         8,957          43,003
    Terminations.........          (699)             --
    Insurance and other
      charges............        (1,708)        (14,849)
    Transfers between
      sub-accounts
      (including fixed
      account), net......        73,058         531,361
    Other transfers from
      (to) the General
      Account............           (37)           (172)
    Net increase
      (decrease) in
      investment by
      Sponsor............         2,000              76
                                -------        --------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......        81,571         559,419
                                -------        --------
    Net increase
      (decrease) in net
      assets.............        73,324         560,180
  NET ASSETS:
    Beginning of year....            --              --
                                -------        --------
    End of year..........       $73,324        $560,180
                                =======        ========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                            ALLIANCE
                             PREMIER                 FIDELITY VIP                               FIDELITY
                             GROWTH                 EQUITY-INCOME                              VIP GROWTH
                             CLASS B                  YEAR ENDED                               YEAR ENDED
                           PERIOD FROM               DECEMBER 31,                             DECEMBER 31,
                           5/1/01* TO   --------------------------------------  ----------------------------------------
                            12/31/01        2001         2000         1999          2001          2000          1999
                           -----------  ------------  -----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............   $ (1,088)   $    85,685   $   74,391   $   37,526   $   (84,738)  $  (103,379)  $   (62,754)
    Net realized gain
      (loss).............      2,615        422,031      555,855      299,524       155,941     1,932,984       948,757
    Net unrealized gain
      (loss).............        567     (1,092,512)      51,200       47,631    (2,617,497)   (3,690,627)    2,302,712
                            --------    -----------   ----------   ----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets from
      operations.........      2,094       (584,796)     681,446      384,681    (2,546,294)   (1,861,022)    3,188,715
                            --------    -----------   ----------   ----------   -----------   -----------   -----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     27,917      1,198,207    1,463,599    1,655,610     1,988,517     2,523,952     2,074,948
    Terminations.........         --       (114,857)    (307,946)    (135,062)     (199,959)     (351,634)     (139,619)
    Insurance and other
      charges............     (7,906)      (706,166)    (525,423)    (489,731)     (970,792)     (898,195)     (630,306)
    Transfers between
      sub-accounts
      (including fixed
      account), net......    377,110         11,250     (175,469)     447,187    (1,464,248)    1,224,615     2,347,894
    Other transfers from
      (to) the General
      Account............        (12)       (79,246)    (126,079)     (77,096)     (101,135)     (214,312)      (75,484)
    Net increase
      (decrease) in
      investment by
      Sponsor............        243             --           --           --            --            --            --
                            --------    -----------   ----------   ----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    397,352        309,188      328,682    1,400,908      (747,617)    2,284,426     3,577,433
                            --------    -----------   ----------   ----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets.............    399,446       (275,608)   1,010,128    1,785,589    (3,293,911)      423,404     6,766,148
  NET ASSETS:
    Beginning of year....         --      9,617,086    8,606,958    6,821,369    13,726,544    13,303,140     6,536,992
                            --------    -----------   ----------   ----------   -----------   -----------   -----------
    End of year..........   $399,446    $ 9,341,478   $9,617,086   $8,606,958   $10,432,633   $13,726,544   $13,303,140
                            ========    ===========   ==========   ==========   ===========   ===========   ===========


                                          FIDELITY
                                      VIP HIGH INCOME
                                         YEAR ENDED
                                        DECEMBER 31,
                           --------------------------------------
                              2001          2000         1999
                           -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $  446,482   $   285,717   $  337,077
    Net realized gain
      (loss).............    (354,043)     (111,487)     (90,523)
    Net unrealized gain
      (loss).............    (579,206)   (1,322,552)      41,910
                           ----------   -----------   ----------
    Net increase
      (decrease) in net
      assets from
      operations.........    (486,767)   (1,148,322)     288,464
                           ----------   -----------   ----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     657,915       857,248    1,024,579
    Terminations.........     (46,472)     (128,724)     (51,617)
    Insurance and other
      charges............    (425,570)     (407,901)    (395,698)
    Transfers between
      sub-accounts
      (including fixed
      account), net......    (194,552)      (70,705)     200,467
    Other transfers from
      (to) the General
      Account............     (19,035)      (13,353)     (26,938)
    Net increase
      (decrease) in
      investment by
      Sponsor............          --            --           --
                           ----------   -----------   ----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     (27,714)      236,565      750,793
                           ----------   -----------   ----------
    Net increase
      (decrease) in net
      assets.............    (514,481)     (911,757)   1,039,257
  NET ASSETS:
    Beginning of year....   3,828,480     4,740,237    3,700,980
                           ----------   -----------   ----------
    End of year..........  $3,313,999   $ 3,828,480   $4,740,237
                           ==========   ===========   ==========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                             FT VIP       FT VIP                  JANUS ASPEN
                            FRANKLIN      MUTUAL     INVESCO VIF    GROWTH                  T. ROWE PRICE
                            SMALL CAP     SHARES       HEALTH       SERVICE              INTERNATIONAL STOCK
                             CLASS 2      CLASS 2     SCIENCES      SHARES                   YEAR ENDED
                           PERIOD FROM  PERIOD FROM  PERIOD FROM  PERIOD FROM               DECEMBER 31,
                           5/1/01* TO   5/1/01* TO   5/1/01* TO   5/1/01* TO   ---------------------------------------
                            12/31/01     12/31/01     12/31/01     12/31/01        2001          2000         1999
                           -----------  -----------  -----------  -----------  ------------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............   $   (805)    $   (719)     $    63      $  (277)   $    41,066   $    (9,899)  $  (13,055)
    Net realized gain
      (loss).............         (2)       1,000        1,742        2,718       (808,047)      595,131      281,752
    Net unrealized gain
      (loss).............     18,013       (5,318)         183       (8,102)      (346,923)   (1,585,859)   1,036,965
                            --------     --------      -------      -------    -----------   -----------   ----------
    Net increase
      (decrease) in net
      assets from
      operations.........     17,206       (5,037)       1,988       (5,661)    (1,113,904)   (1,000,627)   1,305,662
                            --------     --------      -------      -------    -----------   -----------   ----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     19,367       18,481       10,783        9,515        772,112       934,210      888,716
    Terminations.........         --           --           --         (663)       (81,093)     (229,574)     (62,729)
    Insurance and other
      charges............     (5,242)      (8,853)      (3,911)      (2,832)      (330,103)     (309,154)    (245,746)
    Transfers between
      sub-accounts
      (including fixed
      account), net......    406,234      585,160       90,321       67,310       (662,253)      (79,224)      29,617
    Other transfers from
      (to) the General
      Account............     (3,480)      (2,548)      (1,736)         (37)       (14,170)      (57,684)     (50,373)
    Net increase
      (decrease) in
      investment by
      Sponsor............        193          (55)       2,000        2,000             --            --           --
                            --------     --------      -------      -------    -----------   -----------   ----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    417,072      592,185       97,457       75,293       (315,507)      258,574      559,485
                            --------     --------      -------      -------    -----------   -----------   ----------
    Net increase
      (decrease) in net
      assets.............    434,278      587,148       99,445       69,632     (1,429,411)     (742,053)   1,865,147
  NET ASSETS:
    Beginning of year....         --           --           --           --      4,736,768     5,478,821    3,613,674
                            --------     --------      -------      -------    -----------   -----------   ----------
    End of year..........   $434,278     $587,148      $99,445      $69,632    $ 3,307,357   $ 4,736,768   $5,478,821
                            ========     ========      =======      =======    ===========   ===========   ==========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Allmerica Select Separate Account II ("the Separate Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on May 1, 1995 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of certain flexible premium variable life insurance policies ("the Policies") issued by AFLIAC. AFLIAC is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("the 1940 Act"). The Separate Account currently offers twenty-three Sub-Accounts. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUP                                          INVESTMENT MANAGER
----------                                          ------------------
Allmerica Investment Trust ("AIT")                  Allmerica Financial Investment Management
                                                    Services, Inc. ("AFIMS")
AIM Variable Insurance Funds ("AIM V.I.")           A I M Advisors, Inc.
Alliance Variable Products Series Fund, Inc.        Alliance Capital Management, L.P.
(Class B) ("Alliance B")
Fidelity Variable Insurance Products Fund           Fidelity Management & Research Company
("Fidelity VIP")                                    ("FMR")
Franklin Templeton Variable Insurance Products      Franklin Mutual Advisors, LLC
Trust (Class 2) ("FT VIP")
INVESCO Variable Investment Funds, Inc.             INVESCO Funds Group, Inc.
("INVESCO VIF")
Janus Aspen Series (Service Shares)                 Janus Capital
("Janus Aspen")
T Rowe Price International Series, Inc.             T Rowe Price International
("T Rowe Price")

    The Fund Groups listed above are open-end, diversified, management investment companies registered under the 1940 Act. AFIMS is a wholly owned subsidiary of AFLIAC.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    INVESTMENTS -- Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

    FEDERAL INCOME TAXES -- The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. AFLIAC will review periodically the status of this policy in the event of changes in the tax law.
A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

    Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Underlying Funds at December 31, 2001 were as follows:

                                                                      PORTFOLIO INFORMATION
                                                                ----------------------------------
                                                                                         NET ASSET
                                                                NUMBER OF    AGGREGATE     VALUE
  INVESTMENT PORTFOLIO                                            SHARES       COST      PER SHARE
  --------------------                                          ----------  -----------  ---------
  AIT Equity Index............................................     77,832   $   216,806   $ 2.715
  AIT Money Market............................................  4,709,679     4,709,679     1.000
  AIT Select Aggressive Growth................................  7,198,782    15,404,298     1.251
  AIT Select Capital Appreciation.............................  4,699,163     8,587,824     1.940
  AIT Select Emerging Markets.................................  1,117,645       719,988     0.717
  AIT Select Growth...........................................  7,517,195    16,233,258     1.576
  AIT Select Growth and Income................................  8,041,619    12,846,667     1.253
  AIT Select International Equity.............................  7,106,403    10,902,327     1.113
  AIT Select Investment Grade Income..........................  3,931,477     4,357,678     1.106
  AIT Select Strategic Growth.................................  2,167,172     1,488,188     0.483
  AIT Select Strategic Income.................................    146,762       156,375     1.042
  AIT Select Value Opportunity................................  1,873,712     3,413,760     1.975
  AIM V.I. Aggressive Growth..................................      6,783        81,024    10.810
  Alliance Growth and Income Class B..........................     25,428       560,649    22.030
  Alliance Premier Growth Class B.............................     15,978       398,879    25.000

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS (CONTINUED)

                                                                      PORTFOLIO INFORMATION
                                                                ----------------------------------
                                                                                         NET ASSET
                                                                NUMBER OF    AGGREGATE     VALUE
  INVESTMENT PORTFOLIO                                            SHARES       COST      PER SHARE
  --------------------                                          ----------  -----------  ---------
  Fidelity VIP Equity-Income..................................    410,614   $ 9,653,495   $22.750
  Fidelity VIP Growth.........................................    310,403    12,978,408    33.610
  Fidelity VIP High Income....................................    517,005     5,394,451     6.410
  FT VIP Franklin Small Cap Class 2...........................     24,329       416,265    17.850
  FT VIP Mutual Shares Class 2................................     41,849       592,466    14.030
  INVESCO VIF Health Sciences.................................      5,464        99,262    18.200
  Janus Aspen Growth Service Shares...........................      3,524        77,734    19.760
  T. Rowe Price International Stock...........................    288,348     4,039,009    11.470

NOTE 4 -- EXPENSES AND RELATED PARTY TRANSACTIONS

    AFLIAC makes a daily charge against the net assets of each Sub-Account, at an annual rate of 0.65%, for mortality and expense risks assumed by AFLIAC in relation to the variable portion of the Policies. This charge may be increased or decreased, subject to compliance with applicable state and federal requirements, but it may not exceed 0.80% on an annual basis. If the charge for mortality and expense risks isn't sufficient to cover actual mortality experience and expenses, AFLIAC will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to AFLIAC.

    During the first ten Policy years AFLIAC makes a daily administrative charge against the net assets of each Sub-Account, at an annual rate of 0.15%, to help defray administrative expenses incurred in administering the Separate Account and the Sub-Accounts.

    Starting with the date of issue, until the Final Premium Payment Date, AFLIAC makes monthly deductions from Policy Value as compensation for providing life insurance benefits (which vary by policy) and any additional benefits added by optional riders. The Policyowner may specify from which one Sub-Account these charges will be deducted. If no allocation is specified, AFLIAC will make a pro-rata allocation.

    During the year ended December 31, 2001 management fees of the underlying funds were paid indirectly to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.35% based upon individual portfolios and average daily net assets. Additionally, on February 12, 2002 the Board of Trustees of Allmerica Investment Trust voted to approve a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act. Effective May 1, 2002 each portfolio would pay a distribution fee equal to an annual rate of 0.15% of average daily net assets.

    Allmerica Investments, Inc., ("Allmerica Investments"), a wholly-owned subsidiary of AFLIAC, is the principal underwriter and general distributor of the Separate Account, and does not retain any compensation for sales of the Contracts. Commissions are paid to registered representatives of Allmerica Investments and to certain independent broker-dealers by AFLIAC. As the current series of contracts have a surrender charge, no deduction is made for sales charges at the time of the sale.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2001 were as follows:

  INVESTMENT PORTFOLIO                                           PURCHASES      SALES
  --------------------                                          -----------  -----------
  AIT Equity Index............................................  $   293,781  $    73,080
  AIT Money Market............................................   20,324,157   19,808,175
  AIT Select Aggressive Growth................................    3,881,125    1,579,071
  AIT Select Capital Appreciation.............................    2,097,678    2,012,159
  AIT Select Emerging Markets.................................    6,326,700    6,334,654
  AIT Select Growth...........................................    2,634,544    2,350,300
  AIT Select Growth and Income................................    1,605,249    2,136,225
  AIT Select International Equity.............................    5,012,246    3,855,556
  AIT Select Investment Grade Income..........................    1,400,886      889,889
  AIT Select Strategic Growth.................................      705,542      204,999
  AIT Select Strategic Income.................................      190,306       34,059
  AIT Select Value Opportunity................................    2,006,000      830,843
  AIM V.I. Aggressive Growth..................................       83,559        2,239
  Alliance Growth and Income Class B..........................      749,262      189,169
  Alliance Premier Growth Class B.............................      410,300       10,832
  Fidelity VIP Equity-Income..................................    2,365,478    1,514,788
  Fidelity VIP Growth.........................................    3,082,014    3,022,880
  Fidelity VIP High Income....................................    1,028,970      610,202
  FT VIP Franklin Small Cap Class 2...........................      422,322        6,055
  FT VIP Mutual Shares Class 2................................      600,597        7,686
  INVESCO VIF Health Sciences.................................      266,790      169,270
  Janus Aspen Growth Service Shares...........................      244,293      169,202
  T. Rowe Price International Stock...........................    4,485,811    4,760,252

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- FINANCIAL HIGHLIGHTS

    A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2001 is as follows:

                                      AT DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                             --------------------------------  ------------------------------------------
                                                               INVESTMENT*
                                          UNIT                   INCOME     EXPENSE**       TOTAL***
                               UNITS      VALUE    NET ASSETS     RATIO       RATIO          RETURN
                             ---------  ---------  ----------  -----------  ---------  ------------------
  AIT Equity Index
  2001                         232,603  $0.908476  $ 211,314        1.30%       0.80%           -9.15%(a)
  AIT Money Market
  2001                       3,469,856   1.346046  4,670,586        4.17        0.80             3.45
  AIT Select Aggressive
    Growth
  2001                       5,974,045   1.507467  9,005,676         N/A        0.80           -22.26
  AIT Select Capital
    Appreciation
  2001                       3,682,757   2.475422  9,116,377         N/A        0.80            -1.92
  AIT Select Emerging
    Markets
  2001                       1,113,211   0.719856    801,352         N/A        0.80            -9.85
  AIT Select Growth
  2001                       5,951,881   1.990480  11,847,099        N/A        0.80           -25.31
  AIT Select Growth and
    Income
  2001                       5,460,451   1.845296  10,076,149       0.54        0.80           -12.45
  AIT Select International
    Equity
  2001                       5,276,321   1.499042  7,909,427        1.57        0.80           -22.15
  AIT Select Investment
    Grade Income
  2001                       2,913,040   1.492672  4,348,214        5.84        0.80             7.08
  AIT Select Strategic
    Growth
  2001                       2,141,900   0.488699  1,046,744         N/A        0.80           -29.85
  AIT Select Strategic
    Income
  2001                         147,054   1.039936    152,926        3.56        0.80             3.99(a)
  AIT Select Value
    Opportunity
  2001                       2,724,530   1.358246  3,700,582        0.64        0.80            11.78
  AIM V.I. Aggressive
    Growth
  2001                          84,771   0.864970     73,324         N/A        0.80           -13.50(a)
  Alliance Growth and
    Income Class B
  2001                         602,595   0.929613    560,180        0.13        0.80            -7.04(a)
  Alliance Premier Growth
    Class B
  2001                         465,200   0.858655    399,446         N/A        0.80           -14.13(a)
  Fidelity VIP
    Equity-Income
  2001                       4,577,370   2.040796  9,341,478        1.70        0.80            -5.72
  Fidelity VIP Growth
  2001                       4,435,283   2.352191  10,432,633       0.08        0.80           -18.31
  Fidelity VIP High Income
  2001                       3,325,158   0.996644  3,313,999       13.07        0.80           -12.44
  FT VIP Franklin Small Cap
    Class 2
  2001                         465,948   0.932031    434,278        0.04        0.80            -6.80(a)
  FT VIP Mutual Shares
    Class 2
  2001                         594,902   0.986966    587,148        0.30        0.80            -1.30(a)
  Invesco VIF Health
    Sciences
  2001                          97,342   1.021604     99,445        0.99        0.80             2.16(a)
  Janus Aspen Growth
    Service Shares
  2001                          88,256   0.788978     69,632         N/A        0.80           -21.10(a)
  T. Rowe Price
    International Stock
  2001                       2,899,837   1.140532  3,307,357        1.83        0.80           -22.84

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub account is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(a)  Start date of 5/1/01.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 -- SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    Effective July 1, 2000, pursuant to a Substitution Order approved by the Security and Exchange Commission, shares of Select Investment Grade Income Fund (SIGIF) were substituted for all the shares of Select Income Fund (SIF). The SIF Sub-Account was renamed the SIGIF Sub-Account in connection with the substitution. On this date, 3,501,232 shares of Select Income Fund (valued at $3,329,006) were substituted for 3,175,684 shares of the Select Investment Grade Income Fund (valued at $3,329,006), at the ratio of .907019, representing the ratio of the net asset values of each share on the date of exchange. Immediately after the substitution, a policyowner of Allmerica Select II held the same total dollar value of units in his or her account; only the investment option of the Sub-Account was changed.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(E) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM.

The Company and its registered separate accounts which fund annuity contracts issued in connection with Section 403(b) plans have relied (a) on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code
Section 403(b)(11). The variable life insurance Policies issued by the Registrant may be issued in connection with Section 403(b) plans ("Plans"), and would be subject to the same restrictions on redeemability which are applicable to annuity contracts issued to such Plans. The Company and the Registrant represent that they will take the following steps in connection with the issuance of the policies to Section 403(b) plans:

1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement issued in connection with the offer of the Company's variable contracts.

2. Appropriate disclosure regarding the redemption restrictions imposed by the Program and by section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b) (11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consists of __ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

1. Actuarial Consent
2. Opinion of Counsel
3. Consent of Independent Accountants

The following exhibits:

1.       Exhibit 1  (Exhibits required by paragraph A of the instructions to
                    Form N-8B-2)

         (1) Certified copy of Resolutions of the Board of Directors of the Company of October 12, 1993 establishing the Allmerica Select Separate Account II was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

         (2)      Not Applicable.

         (3)      (a)      Underwriting and Administrative Services Agreement
                           between the Company and Allmerica Investments, Inc.
                           was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

                  (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

                  (c) Sales Agreements (Select) were previously filed on April 16, 1998 in Post-Effective Amendment No.5, and are incorporated by reference herein.

                  (d) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

                  (e) General Agent's Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

                  (f) Career Agent Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

         (4)      Not Applicable.

         (5) Policy and Policy riders were previously filed on April 16, 1998in Post-Effective Amendment No. 5, and are incorporated by reference herein. 403(b) Life Insurance Policy Endorsement and Riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 5, and are incorporated by reference herein.

         (6) Articles of Incorporation and Bylaws, as amended, of the Company were previously filed on October 1, 1995 in Post-Effective Amendment No. 1, and are incorporated by reference herein.

         (7)      Not Applicable.

         (8)      (a)      Form of Amendment dated May 1, 2002 to the Allmerica
                           Investment Trust Participation Agreement was previously filed in April 2002 in Post-Effective
                           Amendment No. 5 of Registration No.
                           333-84879/811-09529, and is incorporated by reference herein. Amendment dated March 15, 2001 to the Allmerica Investment Trust Participation Agreement was previously filed in April 2001 in Post-Effective
                           Amendment No. 4 of Registration Statement No.
                           333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration
                           Statement No. 33-57792/811-7466, and is incorporated by reference herein.

                  (b) Form of Amendment dated May 1, 2002 to the AIM Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is
                           incorporated by reference herein. Form of Amendment #6 dated May 1, 2001 to the AIM Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is
                           incorporated by reference herein. Participation Agreement between the Company and AIM Variable Insurance Funds was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration Statement No. 333-93031/811-09631, and is
                           incorporated by referenced herein.

                  (c) Form of Amendment dated May 1, 2002 to the Alliance Amended and Restated Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Alliance Amended and Restated Participation Agreement, Merger and Consolidated Agreement, and Amended and Restated Participation Agreement between the Company and Alliance Variable Products Series Fund, Inc. dated August 1, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein.

                  (d) Amendment dated May 1,2001 to the Fidelity VIP Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is
                           incorporated by reference herein. Amendment dated October 1, 2000 to the Variable Insurance Products Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products Fund Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

                  (e) Form of Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of

                           Registration No. 333-84879/811-09529, and is
                           incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Franklin Templeton Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Franklin Templeton Participation Agreement was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration Statement
                           No. 333-93031/811-09631, and is incorporated by reference herein.

                  (f) Amended dated October 31, 2001 to the INVESCO Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is
                           incorporated by reference herein. Form of Amendment dated May 1, 2001 and Participation Agreement between the Company and INVESCO Variable Investment Funds, Inc. was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and are
                           incorporated by reference herein.

                  (g) Amendment dated February 25, 2000 to the Janus Aspen Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is
                           incorporated by reference herein. Participation Agreement between the Company and Janus was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Form of Janus Participation Agreement was previously filed on April 21, 2000 in Post-Effective Amendment No. 2 (Registration Statement No. 333-84879/811-09529), and is incorporated by reference herein.

                  (h) Amendment to Schedule A dated October 1, 2000 of Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

                  (i) Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                  (j) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

                  (k) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

                  (l) Service Agreement with Rowe-Price Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

         (9)      (a)      BFDS Agreements for lockbox and mailroom services
                           were previously filed on April 16, 1998 in Post-Effective Amendment No.5, and are incorporated by reference herein.

                  (b)      Directors' Power of Attorney is filed herewith.

         (10) Application was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.


2.       Policy and Policy riders are included in Exhibit 1(5) above.

3.       Opinion of Counsel is filed herewith.

4.       Not Applicable.

5.       Not Applicable.

6.       Actuarial Consent is filed herewith.

7.       Procedures Memorandum dated July, 1994 pursuant to Rule
         6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

8.       Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2002.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                          By: /s/ Charles F. Cronin
                                          ----------------------------
                                          Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE                                                         DATE
/s/ Warren E. Barnes                      Vice President and Corporate Controller                       April 1, 2002
----------------------------
Warren E. Barnes

Edward J. Parry III*                      Director, Vice President and Chief Financial Officer
----------------------------

Richard M. Reilly*                        Director
----------------------------

John F. O'Brien*                          Director and Chairman of the Board
----------------------------

Bruce C. Anderson*                        Director and Vice President
----------------------------

Mark R. Colborn*                          Director and Vice President
----------------------------

John P. Kavanaugh*                        Director, Vice President and Chief Investment Officer
----------------------------

J. Kendall Huber*                         Director, Vice President and General Counsel
----------------------------

Mark A. Hug*                              Director, President and Chief Executive Officer
----------------------------

Robert P. Restrepo, Jr.*                  Director
----------------------------

Gregory D. Tranter*                       Director and Vice President
----------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated December 6, 2001 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-83604)

                             FORM S-6 EXHIBIT TABLE

Exhibit 1(9)(b)   Directors' Power of Attorney

Exhibit 3         Opinion of Counsel

Exhibit 6         Actuarial Consent

Exhibit 8         Consent of Independent Accountants